Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

**** INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

AGREEMENT

This Agreement, made and entered into as of its effective date by and,

between:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

Angle Route d’El Jadida et

Boulevard de la Grande Ceinture

CASABLANCA (Morocco)

on the one part,

and :

TROY INDUSTRIAS S.A. DE C.V. ( TI )

Complejo Industrial Pajaritos

Pajaritos, Veracruz

VERACRUZ (Mexico)

on the other part,

W I T N E S S E T H

WHEREAS, TI contemplates the resumption of the production of phosphatic fertilizers at TI’s manufacturing facility located at Pajaritos, Veracruz – Mexico (the “Pajaritos Plant”); and

WHEREAS, TI desires to purchase from OCP and OCP, desires to sell a minimum of (****)% of TI phosphate rock consumption estimated at (****) tons per year, at the Pajaritos Plant (****).

1.

Office Chérifien des Phosphates	AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

NOW, THEREFORE, in consideration of these premises and the mutual promises set forth herein, OCP and TI hereby agree as follows:

ARTICLE I

The “Effective Date” of this Agreement shall be September 10th, 1992 (“Effective Date”). The term of this Agreement shall commence on the Effective Date and shall continue until September 9th, 2002.

Six months before the end of the fifth Contract Year, parties agree to verify the viability of this Agreement.

For purposes of this Agreement, “Contract Year” shall mean the period commencing on the Effective Date and ending on the next following September 9th, and all succeeding one (1) year periods during the term hereof that begin on September 10th and end on the next September 9th.

ARTICLE II

OCP hereby agrees to sell and deliver to TI, and TI hereby agrees to purchase and accept from OCP, (****) phosphate rock for TI’s use at the Pajaritos Plant.

The phosphate rock to be sold and delivered to TI shall be (****).

2.

Office Chérifien des Phosphates	AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

ARTICLE III

Within sixty (60) days after the Effective Date of this Agreement and within thirty (30) days following the end of each subsequent Contract Year, the parties will execute a Sale Contract Addendum which shall contain the following:

a. The Price for the Contract Year, determined in accordance with Article IV hereof;

b. The billing and payment terms (if different from those set forth in Article VI hereof or in the General Conditions Governing (****)) applicable for the Contract Year;

c. In the event of any change in the grade and quality specifications of the phosphate rock to be sold during the Contract Year and any price adjustment associated with any change in the grade or quality of phosphate rock supplied; and

d. The estimated requirements of phosphate rock for the Contract Year.

The terms and conditions of this transaction which are not contained in this Agreement or in any Sale Contract Addendum for any Contract Year are incorporated into the following appendices which are an integral part of this Agreement.

Appendix	1 – Standard specifications (Chemical and Screen Analysis of Phosphate Rock)

Appendix	2 – General Conditions Governing (****).

In the event of any conflict between this Agreement and/or any Sale Contract Addendum and the General Conditions Governing **** (Appendix 2), this Agreement and/or the Sale Contract Addendum shall control.

3.

Office Chérifien des Phosphates	AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

ARTICLE IV

For each Contract Year, the price (expressed in U.S. Dollars) per metric ton of phosphate rock (****).

(****).

ARTICLE V

This Agreement shall not be assignable by TI without the prior written consent of OCP.

ARTICLE VI

If TI during the term of this Agreement voluntarily petitions for relief under, or otherwise seeks the benefit of, any bankruptcy, reorganization, or insolvency law, at any time thereafter, OCP may, at its option, cancel this Agreement without indemnity.

ARTICLE VII

This Agreement and all ancillary documents being based on good faith, the parties concerned expressly declare their willingness to amicably resolve any disputes which may arise between them from the interpretation or implementation hereof.

4.

Office Chérifien des Phosphates	AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

Any dispute which cannot be amicably resolved arising from this Agreement, any Sale Contract Addendum or the General Conditions Governing (****) shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said rules. The Arbitration Tribunal shall sit in Paris, France. This Agreement, any Sale Contract Addendum and the General Conditions Governing (****) shall be governed by French law. The foregoing shall supersede the first paragraph of Article 12, Arbitration, of the General Conditions Governing (****).

IN WITNESS WHEREOF, the parties have caused this agreement to be executed in duplicate originals as of the 10th day of September 1992.

TROY INDUSTRIAS S. A. DE C.V		OFFICE CHERIFIEN DES PHOSPHATES

by:	/s/ Alberto Sanchez Palazuelos	by:	/s/ Mohamed Fettah
	ALBERTO SANCHEZ PALAZUELOS		MOHAMED FETTAH
	Executive President		General Manager

5.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES

APPENDIX 1

(****)

STANDARD SPECIFICATIONS

CHEMICAL ANALYSIS

ELEMENTS	PROMINENT (%)
P2O5	(	****)
BPL	(	****)
CO2	(	****)
SO3	(	****)
SiO2	(	****)
CaO	(	****)
MgO	(	****)
Fe2O3	(	****)
Al2O3	(	****)
Na2O	(	****)
K2O	(	****)
F	(	****)
CI	(	****)
C.ORG.	(	****)
Average Moisture	(	****)

Above specifications are given on indication basis.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES

APPENDIX 1

(****)

STANDARD SPECIFICATIONS

SCREEN ANALYSIS

(Compound oversize)

SIZING IN MICRONS	PROMINENT (%)
> 2.000	(	****)
2.000 - 1.000	(	****)
1.000 - 800	(	****)
800 - 630	(	****)
630 - 500	(	****)
500 - 400	(	****)
400 - 315	(	****)
315 - 200	(	****)
200 - 160	(	****)
160 - 100	(	****)
100 - 80	(	****)
80 - 63	(	****)
63 - 50	(	****)
50 - 40	(	****)
< 40	(	****)

Above specifications are given on indication basis.

2/2

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES

APPENDIX 2

GENERAL CONDITIONS GOVERNING

(****)

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES

PHOSPHATE ROCK

GENERAL CONDITIONS GOVERNING (****)

1. ORIGIN OF PRODUCT

Phosphate rock supplied by the Seller shall be natural phosphate of lime of Moroccan origin.

2. DELIVERIES - CHARTERING

A/ – Deliveries shall be made in bulk on board vessels chartered by the Buyer and shall be spread as evenly as possible over all the duration of the sale contract.

Phosphate rock of other origins shall not be loaded on vessels thus chartered without prior authorization of the Seller.

B/ – Prior to the chartering of each vessel, the Buyer shall secure the agreement of the Seller on the specifications of the vessel as well as on the quality and quantity of phosphate rock to be loaded and on laydays.

The seller shall then indicate the amount of the deposit for disbursments at the loading port to be made by the Shipowner.

If the product to be loaded is available in two ports, it shall be the option of the Seller to load in either of these ports. Such option shall however be announced by the Seller at the latest when he receives the seventy two (72) hours notice provided for in the “Chartering Conditions on Shipment” annexed hereto.

With the seller’s agreement, other lots of the same grade to be shipped to other Receivers may be loaded on board the vessel chartered by the Buyer. In such case, if the various lots are not stowed in separate holds, they will be invoiced to each Receiver on the basis of the corresponding individual bill of lading, the Seller not being involved in the distribution of the cargo at the unloading port.

C/ – Vessels for transportation of phosphate rock shall be chartered under the conditions annexed hereto (Chartering Conditions on Shipment).

In case the Charter Party signed by the Buyer does not, for whatever reason, include such conditions or the ship’s Master refuses to abide by them, the Seller shall debit the Buyer with any ensuing difference.

D/ – Prior to arrival of the vessel at the loading port, the Shipowner shall credit the Seller’s account, at a bank to be indicated by the latter, with a sufficient deposit in US Dollars to cover disbursments at the loading port, including possible despatch-money.

Should such a deposit not be made in due time or its amount not be sufficient to cover actual disbursments, the Seller shall reserve the right to refuse loading or keep the vessel until such time when necessary funds are received.

Office Chérifien des Phosphates

PHOSPHATE ROCK:
General conditions governing (****)

If however the Seller were to allow the ship’s Master to hold over payment of whole or part of the amount of the disbursments in pursuance of Clause C of the Chartering Conditions on Shipment, the Buyer shall be advised by the Seller accordingly and shall be responsible vis-a-vis the Seller for the settlement of all the amount remaining due increased by an interest on arrears of 1 % for each month as from the bill of lading date; a portion of a month being counted as a whole month.

E/ – As soon as the vessel has left the loading port, the Seller shall inform the Buyer, by telex or telegraph, of the quantity loaded as well as the day and time of departure of the vessel, her estimated date of arrival at the unloading port and, should it be the case, the amount of disbursments or the part of disbursments which has not been paid in cash.

3. WEIGHING SAMPLING

A/ – The Buyer has the faculty to be present or represented at the weighing operations which shall be made while product is being loaded on the vessel. Should this faculty not be used, the weighing- operations as performed by the Seller shall, be final and only results thereof shall be binding.

B/ – For the purpose of establishing the moisture, BPL and Feral contents of the product, samples shall be drawn during the loading operations according to the usual methods. Phosphate rock thus drawn shall be used to make up six (6) two-bottle samples which shall be sealed by the Seller. One sample shall be sent to the Buyer by the ship’s mail or by postal mail while the others shall be kept by the Seller for a period of six (6) weeks.

The Buyer has also the faculty to be present or represented at the sampling operations as described above. Should this faculty not be used, the operations as performed by the Seller shall be final and only samples thus drawn shall be binding.

4. ANALYSES

A/ – AS soon as possible after each shipment, the Buyer and the Seller shall exchange, at a date to be agreed upon, the results of analyses made in their respective laboratories on the samples drawn during the loading operations displaying both moisture content of the product as delivered and dry basis BPL concentration.

In case the difference between the dry basis BPL contents shown by the two analyses is below or equal to one BPL unit per cent, the average of moisture contents of the product as delivered and the average of dry basis BPL contents shall be taken into consideration as concerns the corresponding cargo for the drafting of the debit or credit note provided for in Article 7 below.

B/ – In case the difference between the dry basis BPL contents shown by the two analyses is above one BPL unit per cent, one of the samples drawn during the loading operations shall be handed over by the Seller to the arbitration laboratory jointly appointed by the two parties.

Results of the analysis performed by such laboratory shall be accepted as final by the two parties and shall be taken into consideration for the drafting of the debit or credit note provided for in Article 7 below.

The cost of the arbitration analysis shall be borne by the party whose own findings display the largest difference with the dry basis BPL content shown by the arbitration analysis.

Office Chérifien des Phosphates

PHOSPHATE ROCK:
General conditions governing ****

5. PRICE

A/ – The (****) price applies to one metric ton of dry rock (moisture deducted) and to a dry basis BPL content equal to the grade of reference.

B/ – The price shall be readjusted according to the final results of analysis for each cargo as reached in pursuance of Article 4 above, on a Rise/Fall basis per metric ton and per unit of dry basis BPL content above or below the grade of reference.

C/ – The Seller shall undertake to load and spout trim phosphate rock on board the Buyer’s vessel, (excluding any special trimming and levelling, which shall be borne by the Shipowner).

The cost of this loading operation is included in the price as defined above.

D/ – With the exception of export tax, all dues, duties and taxes to be paid under the regulations in force on goods or services or on the vessel for these goods or services when leaving the loading port, including dues, duties and taxes related to import into the receiving country, are not included in the price and shall therefore be borne by the Buyer when they are not at the Shipowner’s expenses.

6. INVOICING AND PAYMENT

A/ – The invoice for each shipment shall be due at the date of the bill of lading. It shall be established, after loading, on the basis of the bill of lading weight minus moisture according to the percentage of reference.

B/ – The settlement of the invoice shall be made by way of irrevocable documentary, letter of credit, confirmed by a first class international bank, to be paid at sight against the documents agreed upon, by both parties prior to shipment. This letter of credit is to be opened fifteen (15) days before the vessel’s loading date in favour of the Seller with a bank to be indicated by the latter. It should remain valid for a period of sixty (60) days, which may be extended on the request of either party. Such letter of credit is governed by the Uniform Customs and Practice for Documentary Credits published by the International Chamber of Commerce (1983 revision, publication Nr 400). All bank charges regarding in particular the opening, amendment, modification, confirmation and negotiation of the letter of credit shall be borne by the Buyer.

Debit notes shall be settled in cash by telegraphic transfer. The Buyer, as soon as he issues instructions to the bank for payment, shall send to the Seller a telex specifying the amount paid, the value date and the corresponding invoices and notes.

In case of delay, for whatever reason, in the settlement of all or part of the amount due to the Seller, the amount remaining to be paid shall be increased by an interest to be calculated, in case of invoices, and notes annexed thereto, as from the fifteenth (15th) day following the bill of lading date, and, in case of separate debit notes, as from the fifteenth (15th) day following the date borne on these. In both cases, such calculation shall be made on the basis of the London Interbank Offered Rate (Libor) at six (6) months, as it is quoted on the date of the bill of lading, increased by a margin of three (3) per cent per year. Interests on arrears shall themselves be increased, under the same conditions as those applied to the principal sum, by interests to be calculated after each period of six (6) months. No dues, taxes or duties to be paid in relation with the settlement of interests in the Buyer’s country shall be borne by the Seller. The payment of interests shall be made without any deduction whatsoever.

Office Chérifien des Phosphates

PHOSPHATE ROCK:
General conditions governing (****)

C/ – Each delivery being considered as a separate deal, the Seller may suspend deliveries for non-settlement of an invoice or a debit note.

If the Buyer goes into liquidation or bankruptcy or if he fails, whatever the reason be, to conform to the payment conditions agreed upon, the Seller shall reserve the right to cancel the contract with respect to the balance of deliveries. As for the quantities already delivered but still floating, the Seller may exercice his right to retain the cargo or the part of the cargo attributed to the Buyer.

In both cases the Buyer shall remain accountable for the possible charges and damages thereof.

7. READJUSTMENT

A/ – At the end of each semester, the amount to be invoiced for each of the shipments made during that semester, shall be readjusted according to the moisture content and to the dry basis BPL concentration shown by the corresponding analysis as reached in pursuance of Article 4 above.

Such readjustment shall be used as a basis for a debit or a credit note to be sent by the Seller to the Buyer.

B/ – In case of dispute over Feral content of a cargo, the Seller shall request the arbitration laboratory to perform on analysis of the element in question on one of the samples drawn during the loading operations.

Should the arbitration analysis establish that Feral content, at the departure from the loading port, is higher than 1.5%, the final dry basis BPL content as reached for the price variation shall be diminished by two BPL points per cent for each point of Feral in excess of 1.5% and proportionately for fractions.

C/ – Readjustment shall in no case be accepted as a justification for delay in payment of invoices and debit notes related to the delivery.

8. INSURANCE

Phosphate rock shall be considered to have been delivered at the moment when it has actually passed on board the vessel at the loading port.

Insurance against all risks, be they marine or other, covering the value of phosphate rock increased, should it be the case, by disbursments or the part of disbursments which have not been paid in cash at the loading port, shall not be borne by the Seller who declines any responsibility for damages which may occur to the cargo from the moment when phosphate rock has been loaded.

9. RESALE AND ASSIGNMENT

Phosphate rock shall be used in the Buyer’s own plants. It may not be resold as such without the Seller’s written consent.

Should the Buyer lose, through transfer of ownership or merger or for any other reason, the property of his plants as they stand at the time of signature of the sale contract, the quantities of product remaining to be delivered shall be assigned, with the Seller’s consent, to the new owners or successors, whether universal or not.

The Seller shall however reserve the right simply to cancel the delivery of such quantities and the cancellation in such case shall give rise to no indemnity.

10. FORCE MAJEURE

Any war, any prohibition or restriction, from a Government or local authority, affecting either the receiving country or the areas involved in

Office Chérifien des Phosphates

PHOSPHATE ROCK:
General conditions governing (****)

the shipping of product, floods, cyclones, earthquakes, fires, epidemics, general or partial strikes, whenever they may occur, lock-outs, stoppage of production in the Seller’s operations or in the railway system transporting phosphate rock to the loading ports and any other cause beyond the control of the Seller and which impedes production, transportation or loading of phosphate rock represent, by express agreement, a case of force majeure. The party affected shall have to give notice of the event to the other party by registered letter and the only justification to be produced by the party affected shall be the evidence of the event invoked.

In a case such as mentioned above, shipments may be suspended until such hindrances are overcome or removed. Should the interruption of deliveries last more than three (3) months, the shipments thus delayed may be cancelled by either party and such cancellation shall be notified by registered letter. Cancellation of this nature shall give rise to no indemnity.

11. SAFEGUARD CLAUSE

The parties hereby expressly agree that, should the market conditions change in such a way as to cause a serious harm to either party while the sale contract is being implemented, they shall consult each other in order to take necessary steps to re-establish the equilibrium of the sale contract within the spirit which prevailed initially.

12. ARBITRATION

All disputes arising in connection with the sale contract shall be finally settled through arbitration to take place in Casablanca under the Rules of Conciliation and Arbitration of the International Chamber of Commerce of Paris by one or more arbitrators appointed in accordance with these Rules, Moroccan law being applied as to the substance of the matter.

Judicial acceptance and enforcement of the arbitration award may be requested by either party from any court having jurisdiction, in any country, on submission of the original copy or a duly certified copy of the award as well as the original copy or a duly certified copy of the sale contract.

The termination of the sale contract shall not prejudice any rights accruing at or before or in connection with the termination thereof or any remedies or proceedings with respect to such rights. The provisions of the sale contract with regard to arbitration shall have effect notwithstanding the termination thereof.

MADE OUT IN DUPLICATE

At	At

On	On

THE BUYER,	THE SELLER,

/s/ Illegible	/s/ Illegible

Office Chérifien des Phosphates

CHARTERING CONDITIONS ON SHIPMENT

AFRICANPHOS C/P

Concerning the chartering which will be affected by Buyers for the transportation of phosphates, the charter party will have to stipulate the following conditions:

A - Before leaving his last port of discharge and at least three days before arriving at Safi or Jorf Lasfar or Laayoune or Casablanca, the Captain has to telegraph to:

PHOSPHAT-SAP: if leaving is at Safi - Telex n° 71708 - 01784

Postal address: Office Chérflen des Phosphates, Service des Embarquements, Bolte Postale 26, Safi

PHOSPHAT-CASABLANCA if loading is at Casablanca - Telex no 73987 - 25095

Postal address: Office Chérifien des Phosphates, Service des Embarquemenia. Bolta Postale 119, Casablanca

PHOSTLS if loading is at Laayoune - Telex no 26796 - 26614

Postal address: PHOSPHATES or BOUCRAA S.A. Bolta Postale : 26 - 101 Laayoune

MARPHORE is loading in at Jorf Lasfar - Telex n° 78964

stating the probable sale of vessel’s arrival, falling which an extra twenty four hours to be allowed in shippers for loading.

In case telegraphic address is not admitted, the Captain will use postal address as indicated above.

B - At loading port, the vessel shall be consigned for her phosphate cargo and customs business to Shippers. Owners to pay in cash at loading port and according to the total tonnage loaded the sum hereunder stipulated (in Dirhems (DM) per metric ton loaded) as agency fee, Shippers having the right to choose at their expense the Shipbroker who will attend to Customs formalities:

From 1 to 3000 tons : 6500 DM	From 3001 to 12500 tons : 10000 DM	From 25001 to 30000 tons : 18000 DM
From 3001 to 4000 tons : 7900 DM	From 12501 to 15000 tons : 21000 DM	From 30001 to 35000 tons : 21000 DM
From 4001 to 5000 tons : 7500 DM	From 15001 to 17500 tons : 32000 DM	From 35001 to 40000 tons : 23000 DM
From 5001 to 7500 tons : 8000 DM	From 17501 to 20000 tons : 33000 DM	above 40000 tons : 23000 DM
From 7501 to 10000 tons : 9000 DM	From 20001 to 25000 tons : 14000 DM	plus [illegible] dirhems per 2000 tons or fraction above 40000 tons

Should the Captain fail to apply to the Shippers’ Agents named in the present charter, the Owners shall, in any case, pay to Shippers the agency fee mentioned above.

C - At port of loading, vessel to pay all customary fees and soft expenses, all tolls (péages) as well as all other charges customarily paid by the vessel, at the rates ruling on the date of the bill of lading. In application of the lawful regulations in force in Morocco, Owners shall pay in cash at port of loading all their disbursements including amounts due by them under Clauses B, D and I. A sufficient amount per ship distribution only, not exceeding one third of the freight, may be advanced to the Captain if required by him. In any case, an interest on arrears of 1% per month, a portion of month being counted as a whole month, shall be applied to the amount remaining due. A receipt of the latter to be endorsed on the bills of lading by the Captain. Shippers shall not be held responsible for the employment of these advances. The Shippers decline all responsibility toward Owners or Charterers, if, in order to avoid delaying the vessel’s departure, they shall be called upon, on justification of the expenses, to advance the Captain amounts over and above one third of the freight.

D - The vessel will be loaded in turn not exceeding 48 running hours, Sundays, legal and local holidays included, counting from 7 a.m. or 1 p.m. after the vessel having been admitted in free pratique and written notice having been given away to Shippers between usual office hours that she is ready to load. The cargo will be loaded into vessel’s holds by Shippers. The Owners shall pay in case of FAS sale 1 US Dollars plus value added tax per ton or one thousand kilos loaded (bill of lading weight) for this operation, leveling or any other special trimming required the Captain shall be in all cases at Owners’ expense and risk.

Vessel to supply free of charge the full use of windlasses, winches and necessary power, all supplementary expenses for working outside usual hours to be for account of the party ordering same to be charged at the tariff according to the custom of the port. It is however pointed out that if such work is done at Shippers’ request without the use of the vessel’s derricks, the expenses charged by the Mastermay not exceed £ 12.00 per shift and will only be payable for actual hours of working.

E - Laydays to commenced on expire of turn according to D above or, if there is no turn at 1 p.m., if the vessel complies with the prescribed conditions before noon, and at 7 p.m. on the following day if she complies with the sale conditions after noon, the Captain or his representative having advised Shippers in writing that he is ready to load and that the vessel, being in free pratique, has occupied the berth indicated by the Shippers. Legal and local holidays, each being considered as a day of 24 hours, and the time between 1 p.m. on Saturday and 7 a.m. on Monday shall not count as laydays, but if the loading proceeds during these periods before laytime commences, only half time such employed shall be deducted from the time saved for the calculation of dispatch-money.

If necessary, vessel’s holes shall be cleaned at vessel’s expense before loading commences. All time occupied in shifting berths at Shippers’ request shall count as laytime. Time allowed will be calculated based on the bill of lading weight expressed in metric tons.

Days to be of 24 consecutive hours, weather permitting (portions pro rata) force majeure accepted.

The Captain is to facilitate the rapid loading of his vessel by all means on board. Vessel shall leave the loading berth as soon as loading is completed if the Captain is required to do so, falling which Owners are to indemnify Shippers for time so lost at the demurrage rate stipulated in clause I. Any delays which may be attributed to the vessel or her crew are not to count as laytime.

F - Provided the vessel puts at least two workable hatches at Shippers’ disposal at loading (at Casablanca, Safi, Jorf Lasfar and Laayoune) the daily rate for loading to be (in metric tons):

3,000 tons with minimum time of 36 hours allowed for a loaded quantity up to 9.000 tons

3,600 tons for 10.000 to 14.999 tons, loaded quantity	7,500 tons for 25,000 to 29,999 tons, loaded quantity

4,500 tons for 15,000 to 19,999 tons, loaded quantity	9,000 tons for 30,000 to 39,999 tons, loaded quantity

6,000 tons for 20,000 to 24,000 tons, loaded quantity	10,000 tons for 40,000 and above

If however the vessel provides a lower number of workable hatches then called for above the loading rate to be reduced in proportion to the number of workable hatches put at the Shipper’s disposal.

The vessel will be loaded in the customary manner alongside the wharf reserved to Shippers at the berth indicated by them and according to their orders.

Shippers have the right to load by day and by night without interruption by all the hatches of the holder intended to receive the cargo.

G - Shippers guaranteed that vessels can load and sail from their usual loading berth with a draught of:

At Casablanca	:	30' at berths No 1 and 2 ; 36' at berth No 3

At Safi	:	30°

At Jorf Lasfar	:	44° at berth n° 1

At Laayoune	:	32' at berth No 2

Should the vessel’s draft make it necessary to complete loading at another berth or in the roads, Captain to obtain the necessary lighters at Owners’ expense. The risk and cost of transport from the wharf to another berth or to the roads and transshipment expenses are to be borne by the vessel, and the time spent in loading at such other berth or in the roads and in shipping, not to count as laytime.

H - Should loading be rendered impossible in consequence of a strike, lock-out or any other cause of force majeure beyond the Shippers’ control, latter to give written notice to Receivers-Charterers (eventually by telegram) latest on receipt of the telegraphic notice stipulated in clause A. If vessels have already telegraphed this preliminary notice, Shippers shall notify them and Receivers-Charterers of the case of force majeure as soon as this is known to them.

At any time before Vessel’s arrival at loading port or before loading commences Receivers-Charterers may notify Shippers of their intention to cancel the Charter-party.

This cancellation is to become effective if within 48 running hours following the receipt of this notification shippers have not declared that they are able to load. In case the charter-party should be maintained, the time shall count as stipulated in Article 1 above notwithstanding the invocation of the case of force majeure.

As any time during the interruption of the loading owing to force majeure, Shippers have the right to ask the Receivers-Charterers to cancel the chart-party by giving 48 running hours notice.

If the vessel has started loading, the Captain to have the option of sailing 48 running hours after the interruption through force majeure with the quantity loaded unless within this delay, shippers declare that they are able to load, time counting notwithstanding the invoked costs of force majeure, should the vessel sail with a part of cargo, shippers could not be mixed up in the discussion between Charterers and Owners concerning the freight settlement of the part of the cargo.

I - Demurrage at loading port if any, to be paid to Owners at the rate of 0.16 US Dollars per gross register ton per running day (portions pro rata).

For all working time saved at port of loading, Owners to pay in cash to Shippers dispatch-money at half of the demurrage rate per day (portions pro rata). It is understood that dispatch-money will only be calculated on time saved after expiration of the actual turn, if any (see clause E). Any delays which may be attributed to the vessel or her crew shall not count as laydown.

J - Should only part of the vessel be chartered, the Owners shall have the option of completing her, in agreement with Charterers and Office Chérflen des Phosphates, up to a full cargo with other goods, either before or after loading the phosphate. Owners shall ensure under penalty of damages, proper separation of such goods from the phosphate in order to avoid any mixing or communication of moisture, such goods, however, not to consist of either one or phosphate of whatsoever origin, unless authorized by the Office Chérflen des Phosphates. Under no circumstances shall the complementary cargo be discharged at the same time as the phosphate.

In order to determine moisture of phosphate acquired during the transport, Captain to receive a sample taken during the loading in accordance with the contract.

K - In case of dispute between the Shippers and the Captain on the interpretation of the clauses of the charter-party, the Captain will sign papers or official documents as presented to him by the Shippers, in as many copies as required by them in respect of all or part of the cargo on board, endorsing his objections, any discussion on the matter being reserved to Owners.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES

ADDENDUM N° 5 BETWEEN OCP AND AWT

DATED NOVEMBER 15TH, 1999

TO THE AGREEMENT BETWEEN OCP AND TROY

DATED SEPTEMBER 10TH, 1992.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES ADDENDUM N°5 BETWEEN OCP & AWT DATED NOVEMBER 15TH, 1999 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

BETWEEN THE UNDERSIGNED :

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

Angle Route d’E1 Jadida et Bd de

la Grande Ceinture - Casablanca

MOROCCO

represented by its Director General

Mr. Mohamed BERRADA

on the one part,

AND:

ALBRIGHT & WILSON TROY DE MEXICO SA. DE CV. (AWT)

Temistocles N° 10 Floors 9th and 10th

COL POLANCO

11560 MEXICO D.F.

M E X I C O

on the other part.

W I T N E S S E T H

WHEREAS, AWT and OCP are parties to that certain Agreement with an Effective Date of September 10th, 1992, and its Addenda N° 1, N° 2 N° 3 and N° 4 (and its Amendment N° 1), for the sale and purchase (****) (“Agreement”); and,

WHEREAS, the Article I of the Agreement provides that the duration of the said Agreement will expire on September 9th, 2002; and,

WHEREAS, AWT and OCP desire to extend the duration of the Agreement,

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES ADDENDUM N° 5 BETWEEN OCP & AWT DATED NOVEMBER 15TH, 1999 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

NOW THEREFORE, in consideration of the premises set forth herein, OCP and AWT hereby agree as follows :

ARTICLE I

The term mentioned in Article I of the Agreement dated September 10th, 1992 is hereby extended from September 10th, 2002 till September 9th, 2007.

It will be automatically reconducted for new successive periods of five (5) years unless terminated by either party giving the other not less than one (1) year written notice before the start of the following period.

Other terms of the Article I of the Agreement shall remain unmodified and in full force and effect.

ARTICLE II

The parties hereby expressly agree that, should the market conditions change in such a way to cause a serious harm to either party while the sale contract is being implemented, they shall consult each other in order to take necessary steps to re-establish the equilibrium of the sale contract within the spirit which prevailed initially.

In case the parties do not reach an agreement on how to re-establish the above mentioned equilibrium, then each party have the right, as from September 10th, 2003, to terminate the Agreement giving the other not less than one year written notice.

ARTICLE III

Except as specifically set forth in this Addendum N° 5, all of the terms and conditions of the Agreement as heretofore amended and its Addenda N° l, N° 2, N° 3 and N° 4 (and its Amendment N° 1), and not amended by this Addendum N° 5, shall continue in full force and effect.

2.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES ADDENDUM N° 5 BETWEEN OCP & AWT DATED NOVEMBER 15TH, 1999 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

All capitalized terms used in this Addendum N° 5, and not otherwise defined herein shall have the meanings set forth in the Agreement and its Addenda N° 1, N° 2, N° 3 and N° 4 (and its Amendment N° 1).

IN WITNESS HEREOF, AWT and OCP have caused this Addendum N° 5 to be duly executed as of the first day of August, 1999.

MADE OUT IN DUPLICATE ON NOVEMBER 15TH, 1999

ALBRIGHT & WILSON TROY DE MEXICO SA DE CV THE BUYER		OFFICE CHERIFIEN DES PHOSPHATES THE SELLER

BY:		BY:	/s/ Mohamed Berrada
	RODOLFO MENENDEZ DIRECTOR-GENERAL		MOHAMED BERRADA DIRECTOR-GENERAL

3.

ADDENDUM N°8 BETWEEN OCP, RHODIA FM AND INNOPHOS FM

TO THE AGREEMENT BETWEEN OCP AND TI

DATED SEPTEMBER 10TH, 1992.

ADDENDUM N°8 BETWEEN OCP, RHODIA FM AND INNOPHOS FM

TO THE AGREEMENT BETWEEN OCP AND TI

DATED SEPTEMBER 10TH, 1992

BETWEEN THE UNDERSIGNED:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

2, Rue Al Abtal – May Enaha

Casablanca

MOROCCO

on the one part,

and:

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V. (RHODIA FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos;

Veracruz. C.P.96380

MEXICO

on the second part,

and:

INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE CV. (INNOPHOS FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos;

Veracruz. C.P.96380

MEXICO

on the third part,

W I T N E S S E T H

WHEREAS, RHODIA FM and OCP are parties to that certain Agreement with an Effective Date of September 10th, 1992, and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5, N°6 and N°7, for the sale and purchase of (****) (“Agreement”); and,

WHEREAS, RHODIA FM changed its name to INNOPHOS FM, as from August 13th, 2004, retaining all of its assets and liabilities arising from the Agreement; and,

ADDENDUM N°8 BETWEEN OCP, RHODIA FM AND INNOPHOS FM

TO THE AGREEMENT BETWEEN OCP AND TI

DATED SEPTEMBER 10TH, 1992

2.

WHEREAS, RHODIA FM by virtue of its company name change transfers to INNOPHOS FM all its rights and obligations arising from the Agreement with OCP dated September 10th, 1992 and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6 and N°7.

NOW, THEREFORE, it has been agreed the following:

ARTICLE I

As of the date of August 13th, 2004, INNOPHOS FM is substituted to RHODIA FM as part to the Agreement OCP/TI dated September 10th, 1992 and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6 and N°7. Therefore, all rights and obligations arising from the Agreement are transferred to, and accepted by, INNOPHOS FM as of the date above mentioned.

ARTICLE II

Except as amended by the terms of this Addendum N°8, the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6 and N°7 remain unmodified and in full force and effect.

ARTICLE III

All capitalized terms used in this Addendum N°8, and not otherwise defined herein, shall have the meanings set forth in the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6 and N°7.

ADDENDUM N°8 BETWEEN OCP, RHODIA FM AND INNOPHOS FM

TO THE AGREEMENT BETWEEN OCP AND Tl

DATED SEPTEMBER 10TH, 1992

3.

IN WITNESS WHEREOF, OCP, RHODIA FM and INNOPHOS FM have caused this Addendum N°8 to the Agreement dated September 10th, 1992, to be executed in triplicate originals as of the 13th day of August 2004.

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V.

	By:	/s/ Jose Ramon Gonzalez de Salceda y Urbina
	Name:	Jose Ramon Gonzalez de Salceda y Urbina
	Title:	Director General

INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L DE CV.

	By:	/s/ Jose Ramon Gonzalez de Salceda y Urbina
	Name:	Jose Ramon Gonzalez de Salceda y Urbina
	Title:	Director General

	OFFICE CHERIFIEN DES PHOSPHATES		Illegible

Illegible	By:	/s/ Mourad Cherif	[SEAL]
	Name:	Mourad Cherif
	Title:	Director General

                Office Chérifien des Phosphates

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM

DATED FEBRUARY 16TH, 2005

TO THE AGREEMENT BETWEEN OCP AND TI

DATED SEPTEMBER 10TH, 1992.

Office Chérifien des Phosphates	_______
ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 16TH, 2005
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER l0TH, 1992

BETWEEN THE UNDERSIGNED:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

Acting for its account and on behalf of its affiliate

PHOSPHATES DE BOUCRAA SA “PHOSBOUCRAA”

2, Hue Al Abtal - Nay Enaha

Casablanca - MOROCCO

represented by its Director General

Mr. Mourad CHERIF

on the one part,

and:

INNOPHOS FOSFATADOS DE MEXICO, S DE R.L. DE CV. (INNOPHOS FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos;

Veracruz. C.P. 96380

MEXICO

represented by its Director General

Mr. Jose Ramon Gonzalez de Salceda y Urbina

on the second part.

W I T N E S S E T H

WHEREAS, OCP and INNOPHOS FM are parties to that certain Agreement with an Effective Date of September 10th, 1992, and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5, N°6, N°7 and N°8, for the sale and purchase of (****) (“Agreement”); and

WHEREAS, OCP and INNOPHOS FM desire to amend the Agreement to change the definition of Contract Years to coincide with Calendar Years;

WHEREAS, INNOPHOS FM desires to purchase from OCP and OCP desires to sell to INNOPHOS FM phosphate rock (****); and,

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 16TH, 2005
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

WHEREAS, INNOPHOS FM desires to purchase from OCP and OCP through its affiliate PHOSBOUCRAA desires to sell to INNOPHOS FM (****); and,

WHEREAS, OCP and INNOPHOS FM desire to further amend the Agreement to include these (****);

NOW, THEREFORE, it has been agreed the following:

ARTICLE I

Article I of the Agreement is hereby amended by deleting the third paragraph thereof and substituting in lieu thereof the following:

“The Thirteenth Contract Year during the term hereof shall be for a period commencing on September 10th, 2004, and ending on December 31st, 2004. Thereafter, Contract Years hereunder shall be for periods beginning on a January 1st and ending on December 31st.”

ARTICLE II

Agreement is hereby amended by including thereof the following Appendices, attached hereto, which will be an integral part of the Agreement:

Appendix 1:	Standard specifications (Chemical and Screen Analysis) of (****),

Appendix 2:	Standard specifications (Chemical and Screen Analysis) of (****),

Appendix 3:	General Conditions governing (****) and Chartering Conditions on Shipment of PHOSBOUCRAA.

2.

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

ARTICLE III

As from January 1st, 2005, the qualities of phosphate rock to be supplied under the Agreement shall be:

•	(****), physical and chemical characteristics of which are attached as Appendix 1 to the Agreement,

•	(****), physical and chemical characteristics of which are attached hereto as Appendix 1,

and:

•	(**** chemical and physical characteristics of which are attached hereto as Appendix 2.

ARTICLE IV

As from January 1st, 2005, the quantities of phosphate rock to be supplied during each Contract Year under the Agreement shall be:

•	(****)

•	(****)

(****)

3.

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

ARTICLE V

5.1. For the Thirteenth Contract Year corresponding to the period starting on September 10th, 2004 and ending on December 31st, 2004, the prices of phosphate rock shall be:

•	(****)

•	(****)

5.2. For the Fourteenth Contract Year corresponding to the period starting on January 1st, 2005 and ending on December 31st, 2005, the prices of phosphate rock shall be:

•	(****)

•	(****)

•	(****)

ARTICLE VI

Article I of the Amendment N°1 dated September 18th, 1997 to the Addendum N°4 dated March 14th, 1997 to the Agreement is cancelled and replaced by the following:

6.1. As from the Fifteenth Contract Year, corresponding to the period starting on January 1st, 2006 and ending on December 31st, 2006, and for each subsequent Contract Year, the price (****) basis, shall be determined pursuant to Appendix 4 attached to this Addendum N°9.

4.

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

6.2. As from the Fifteenth Contract Year and for each subsequent Contract Year, the price (****) shall be equal to the sum of (i) the price of (****), determined above for the considered Contract Year and (ii) the quality premium of (****) per metric ton of (****).

6.3. For the Fifteenth Contract Year, the price of (****) shall be equal to the sum of (i) the price of (****) determined above for the considered Contract Year and (ii) the quality premium (****) per metric ton of (****).

6.4. As from the Sixteenth Contract Year, corresponding to the period starting on January 1st, 2007 and ending on December 31st, 2007, and for each subsequent Contract Year, the price (****).

ARTICLE VII

As from January 1st, 2005, the prices of phosphate rock shall be adjusted, according to final results of analysis of dry basis BPL contents in accordance with Articles 4 and 7 of General Conditions Governing (****), annexed to the Agreement as Appendix 2 and to this Addendum as Appendix 3, on a rise/fall basis of:

•	(****) per metric ton per unit (proportionately for fractions) of dry basis BPL content for (****) above or below (****).

•	(****) per metric ton per unit (proportionately for fractions) of dry basis BPL content for (****) above or below (****).

ARTICLE VIII

Except as amended by the terms of this Addendum N°9, the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6, N°7 and N°8 remain unmodified and in full force and effect.

5.

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

ARTICLE IX

All capitalized terms used in this Addendum N°9, and not otherwise defined herein, shall have the meanings set forth in the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6, N°7 and N°8.

IN WITNESS WHEREOF, OCP and INNOPHOS FM have caused this Addendum N°9 to the Agreement dated September 10th, 1992, to be executed in duplicate originals as of the 1st January 2005.

MADE OUT IN DUPLICATE ON FEBRUARY 16TH, 2005

INNOPHOS FOSFATADOS DE MEXICO, S DE R.L. DE CV.		OFFICE CHERIFIEN DES PHOSPHATES

BY:	Jose Ramon Gonzalez de Salceda y Urbina	BY:	Mourad CHERIF

	/s/ Jose Ramon Gonzalez de Salceda y Urbina		/s/ Mourad Cherif
	DIRECTOR GENERAL		DIRECTOR GENERAL

6

Office Chérifien des Phosphates	____________ ____________

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AMD TI DATED SEPTEMBER 10TH, 1992

APPENDIX 1

GRADE : (****)

STANDARD SPECIFICATIONS

CHEMICAL ANALYSIS

ELEMENTS	PROMINENT (%)
BIL	(****)
CO2	(****)
SO3	(****)
SiO2	(****)
CaO	(****)
MgO	(****)
Fe2O3	(****)
Al2O3	(****)
Na2O	(****)
K2O	(****)
F	(****)
Cl.	(****)
C. Org.	(****)

ABOVE SPECIFICATIONS ARE GIVEN ON INDICATION BASIS.

Office Chérifien des Phosphates

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AMD TI DATED SEPTEMBER 10TH, 1992

APPENDIX 1

GRADE : (****)

STANDARD SPECIFICATIONS

SCREEN ANALYSIS

(Compound oversize)

SIZING IN MICRONS		PROMINENT (%)
Above	2.000	(****)
”	1.000	(****)
”	800	(****)
”	630	(****)
”	500	(****)
”	400	(****)
”	315	(****)
	200	(****)
”	160	(****)
”	100	(****)
”	80	(****)
”	63	(****)
”	50	(****)
”	40	(****)

ABOVE SPECIFICATIONS ARE GIVEN ON INDICATION BASIS.

2.

Phosphates de Boucraâ S.A.

(Phosboucraâ)

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 16TH, 2005
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

APPENDIX 2

(****)

CHEMICAL ANALYSIS

P2O3	(****)
BPL	(****)
CO2	(****)
SO3	(****)
SiO2	(****)
CaO	(****)
MgO	(****)
Fe2O3	(****)
AL2O3	(****)
Na2O	(****)
K2O	(****)
F	(****)
CL	(****)
Organic matter	(****)

(****)

Above specifications are given or indicative basis.

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 16TH, 2005
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

APPENDIX 2

(****)

SCREEN ANALYSIS

>2,000 microns	(	****)
2,000 – 1,000 microns	(	****)
1,000 - 800 microns	(	****)
800 - 630 microns	(	****)
630 - 500 microns	(	****)
500 - 400 microns	(	****)
400 - 315 microns	(	****)
315 - 200 microns	(	****)
200 - 160 microns	(	****)
160 - 100 microns	(	****)
100 - 80 microns	(	****)
80 - 63 microns	(	****)
63 - 50 microns	(	****)
50 - 40 microns	(	****)
<40 microns	(	****)

Above specifications are given on indicative basis.

2.

FOSFATOS DE BUCRAA S.A. (FOSBUCRAA) PHOSPHATES DE BOUCRAA S.A. (PHOSBOUCRAA)
ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 15TH , 2005
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

APPENDIX 3

PHOSPHATE ROCK

GENERAL CONDITIONS GOVERNING (****)

1. ORIGIN OF PRODUCT

Phosphate rock supplied by the Seller shall be natural phosphate of lima of Moroccan origin.

2. DELIVERIES CHARTERING

A/ – Deliveries shall be made in bulk on board vessels chartered by the Buyer and shall be spread as evenly as possible over all the duration of the rule contract.

Phosphate rock of other origins shall not be loaded on vessels thus chartered without prior authorization of the Seller.

B/ – Prior to the chartering of each vessel, the Buyer shall secure the agreement of the Seller on the specifications of the vessel as well as on the quality and quantity of phosphate rock to be loaded and on laydays.

The Seller shall then indicate the amount of the deposit for disbursments at the loading port to be made by the Shipowner.

If the product to be loaded is available in two ports, it shall be the option of the Seller to load in either of these ports. Such option shall however be announced by the Seller at the latest when he receives the seventy two (72) hours notice provided for in the “Chartering Conditions on Shipment” annexed hereto.

With the Seller’s agreement, other lots of the same grade to be shipped to other Receivers may be loaded on board the vessel chartered by the Buyer. In such case, if the various lots are not stored in separate holde, they will be invoiced to each Receiver on the basic of the corresponding individual bill of loading; the Seller not being involved in the distribution of the cargo at the unloading port.

C/ – Vessels for transportation of phosphate rock shall be chartered under the conditions annexed hereto (Chartering Conditions on Shipment).

In case the Charter Party signed by the Buyer does not, for whatever reason, include such conditions or the ship’s Master refuses to abide by then, the Seller shall debit the Buyer with any ensuring difference.

D/ – Prior to arrival of the vessel at the loading port, the Shipowner shall credit the Seller’s account, at a bank to be indicated by the letter, with a sufficient deposit in US Dollars to cover disbursements at the loading port, including possible despatch-money.

Should such a deposit not be made in due time or its amount not be sufficient to cover actual disbursements, the Seller shall reserve the right to refuse loading or keep the vessel until such time when necessary funds are received.

FOSBUCRAA PHOSBOUCRAA	ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

APPENDIX 3

PHOSPHATE ROCK:
General conditions governing (****)

If however the Seller were to allow the ship’s Master to hold over payment of whole or part of the amount of the disbursements in pursuance of Clause C of the Chartering Conditions on Shipment, the Buyer shall be advised by the Seller accordingly and shall be responsible vis-à-vis the Seller for the settlement of all the amount remaining due increased by an interest on arrears of 1% for each month as from the bill of lading date, a portion of a month being counted as a whole month.

E/ – As soon as the vessel has left the loading port, the Seller shall inform the Buyer, by telex or telegraph, of the quantity loaded as well as the day and time of departure of the vessel, her estimated date of arrival at the unloading port and, should it be the case, the amount of disbursements or the part of disbursements which has not been paid in cash.

3. WEIGHING - SAMPLING

A/ – The Buyer has the faculty to be present or represented at the weighing operations which shall be made while product is being loaded on the vessel. Should this faculty not be used, the weighing operations as performed by the Seller shall be final and only results thereof shall be binding.

B/ – For the purpose of establishing the moisture, BPL and Feral contents of the product, samples shall be drawn during the loading operations according to the usual methods. Phosphate rock thus drawn shall be used to make up six (6) two-bottle samples which shall be sealed by the Seller. One sample shall be sent to the Buyer by the ship’s mail or by postal mail while the others shall be kept by the Seller for a period of six (6) weeks.

The Buyer has also the faculty to be present or represented at the sampling operations as described above. Should this faculty not be used, the operations as performed by the Seller shall be final and only samples thus drawn shall be binding.

4. ANALYSES

A/ – As soon as possible after each shipment, the Buyer and the Seller shall exchange, at a date to be agreed upon, the results of analyses made in their respective laboratories on the samples drawn during the loading operations displaying both moisture content of the product as delivered and dry basis BPL concentration.

In case the difference between the dry basis BPL contents shown by the two analyses is below or equal to one BPL unit per cent, the average of moisture contents of the product as delivered and the average of dry basis BPL contents shall be taken into consideration as concerns the corresponding cargo for the drafting of the debit or credit note provided for in Article 7 below.

B/ – In case the difference between the dry basis BPL contents shown by the two analyses is above one BPL unit per cent, one of the samples drawn during the loading operations shall be handed over by the Seller to the arbitration laboratory jointly appointed by the two parties.

Results of the analysis performed by such laboratory shall be accepted as final by the two parties and shall be taken into consideration for the drafting of the debit or credit note provided for in Article 7 below.

The cost of the arbitration analysis shall be borne by the party whose own findings display the largest difference with the dry basis BPL content shown by the arbitration analysis.

FOSBUCRAA PHOSBOUCRAA	ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

APPENDIX 3

PHOSPHATE ROCK:
General conditions governing (****)

5. PRICE

A/ – The (****) price applies to one metric ton of dry rock (moistures deducted) had to a dry basis BPL content equal to the grade of reference.

B/ – The price shall be readjusted according to the final results of analysis for each cargo as reached in pursuance of Article 4 above, on a Rise/Fall basis per matric ton and per unit of dry basis BPL content above or below the grade of reference.

C/ – The Seller shall undertake to load and spout trim phosphate rock on board the Buyer’s vessel (excluding any special trimming and levelling, which shall be borne by the Shipowner).

The cost of this loading operation is included in the price as defined above.

D/ – With the exception of export tax, all dues, duties and taxes to be paid under the regulations in force on goods or services or on the vessel for those goods or services when leaving the loading port, including dues, duties and taxes related to import into the receiving country, are not included in the price and shall therefore be borne by the Buyer when they are not at the Shipowner’s expenses.

6. INVOICING AND PAYMENT

A/ – The invoice for each shipment shall be due at the date of the bill of lading. It shall be established, after loading, on the basis of the bill of lading weight minus moisture according to the percentage of reference.

B/ – The settlement of the invoice shall be made by way of irrevocable documentary letter of credit, confirmed by a first class international bank, to be paid at sight against the documents agreed upon by both parties prior to shipment. This letter of credit is to be opened fifteen (15) days before the vessel’s loading date in favour of the Seller with a bank to be indicated by the latter. It should remain valid for a period of sixty (60) days, which may be extended on the request of either party. Such letter of credit is governed by the Uniform Customs and Practice for Documentary Credits published by the International Chamber of Commerce (1983 revision, publication Nr 400). All bank charges regarding in particular the opening, amendment, modification, confirmation and negotiation of the letter of credit shall be borne by the Buyer.

Debit notes shall be settled in cash by telegraphic transfer. The Buyer, as soon as he issues instructions to the bank for payment, shall send to the Seller a telex specifying the amount paid, the value date and the corresponding invoices and notes.

In case of delay, for whatever reason, in the settlement of all or part of the amount due to the Seller, the amount remaining to be paid shall be increased by an interest to be calculated, in case of invoices and notes annexed thereto, as from the fifteenth (15th) day following the bill of lading date, and, in case of separate debit notes, as from the fifteenth (15th) day following the date borne on these. In both cases, such calculation shall be made on the basis of the London Interbank Offered Rate (Libor) at six (6) months, as it is quoted on the date of the bill of lading, increased by a margin of three (3) per cent per year. Interests on arrears shall themselves be increased, under the same conditions as those applied to the principal sum, by interests to be calculated after each period of six (6) months. No dues, taxes or duties to be paid in relation with the settlement of interests in the Buyer’s country shall be borne by the Seller. The payment of interests shall be made without any deduction whatsoever.

FOSBUCRAA PHOSBOUCRAA	ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

APPENDIX 3

PHOSPHATE ROCK:
General conditions governing (****)

C/ – Each delivery being considered as a separates deal, the Seller may suspend deliveries for non-settlement of an invoice or a debit note.

If the Buyer goes into liquidation or bankruptcy or if he fails, whatever the reason be, to conform to the payment conditions agreed upon, the Seller shall reserve the right to cancel the contract with respect to the balance of deliveries. As for the quantities already delivered but still floating, the Seller may exercise his right to retain the cargo or the part of the cargo attributed to the Buyer.

In both cases, the Buyer shall remain accountable for the possible charges and damages thereof.

7. READJUSTMENT

A/ – At the end of each semester, the amount to be invoiced for each of the shipments made during that semester, shall be readjusted according to the moisture content and to the dry basis BPL concentration shown by the corresponding analysis as reached in pursuance of Article 4 above.

Such readjustment shall be used as a basis for a debit or a credit note to be sent by the Seller to the Buyer.

B/ – In case of dispute over Feral content of a cargo, the Seller shall request the arbitration laboratory to perform an analysis of the element in question on one of the samples drawn during the loading operations.

Should the arbitration analysis establish that Feral content, at the departure from the loading port, is higher than 1.5%, the final dry basis BPL content as reached for the price variation shall be diminished by two BPL points per cent for each point of Feral in excess of 1.5 % and proportionately for fractions.

C/ – Readjustment shall in no case be accepted as a justification for delay in payment of invoices and debit notes related to the delivery.

8. INSURANCE

Phosphate rock shall be considered to have been delivered at the moment when it has actually passed on board the vessel at the loading port.

Insurance against all risks, be they marine or other, covering the value of phosphate rock increased, should it be the case, by disbursements or the part of disbursments which have not been paid in cash at the loading port, shall not be borne by the Seller who declines any responsibility for damages which nay occur to the cargo from the moment when phosphate rock has been loaded.

9. RESALE AND ASSIGNMENT

Phosphate rock shall be used in the Buyer’s own plants. It may not be resold as such without the Seller’s written consent.

Should the Buyer lose, through transfer of ownership or merger or for any other reason, the property of his plants as they stand at the time of signature of the sale contract, the quantities of product remaining to be delivered shall be assigned, with the Seller’s consent, to the new owners or successors, whether universal or not.

The Seller shall however reserve the right simply to cancel the delivery of such quantities and the cancellation in such case shall give rise to no indemnity.

10. FORCE MAJEURE

Any war, any prohibition or restriction, from a Government or local authority, affecting either the receiving country or the areas involved in

PHOSBOUCRAA	ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

APPENDIX 3

PHOSPHATE ROCK: General conditions governing (****)

the shipping of product, floods, cyclones, earthquakes, fires, epidemics, general or partial strikes, whenever they may occur, lock-outs, stoppage of production in the Seller’s operations or in the railway system transporting phosphate rock to the loading ports and any other cause beyond the control of the Seller and which impedes production, transportation or loading of phosphate rock represent, by express agreement, a case of force majeure. The party affected shall have to give notice of the event to the other party by registered letter and the only justification to be produced by the party affected shall be the evidence of the event invoked.

In a case such as mentioned above, shipments may be suspended until such hindrances are overcome or removed. Should the interruption of deliveries last more than three (3) months, the shipments thus delayed may be cancelled by either party and such cancellation shall be notified by registered letter. Cancellation of this nature shall give rise to no indemnity.

11. SAFEGUARD CLAUSE

The parties hereby expressly agree that, should the market conditions change in such a way as to cause a serious harm to either party while the sale contract is being implemented, they shall consult each other in order to take necessary steps to re-establish the equilibrium of the sale contract within the spirit which prevailed initially.

12. ARBITRATION

All disputes arising in connection with the sale contract shall be finally settled through arbitration to take place in Casablanca under the Rules of Conciliation and Arbitration of the International Chamber of Commerce of Paris by one or more arbitrators appointed in accordance with these Rules, Moroccan law being applied as to the substance of the matter.

Judicial acceptance and enforcement of the arbitration award may be requested by either party from any court having jurisdiction, in any country, on submission of the original copy or a duly certified copy of the award as well as the original copy or a duly certified copy of the sale contract.

The termination of the sale contract shall not prejudice any rights accruing at or before or in connection with the termination thereof or any remedies or proceedings with respect to such rights. The provisions of the sale contract with regard to arbitration shall have effect notwithstanding the termination thereof.

MADE OUT IN DUPLICATE

At Mexico City	At Casablanca

On June 1, 2005	On February 16th, 2005

THE BUYER,	THE SELLER,

Jose Ramon Gonzalez de Salceda y Urbina	Mourad CHERIF

/s/ Jose Ramon Gonzalez de Salceda y Urbina	/s/ Mourad Cherif
DIRECTOR GENERAL	PRESIDENT DIRECTOR GENERAL

FOSBUCRAA PHOSBOUCRAA	______________ ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

APPENDIX 3

CHARTERING CONDITIONS ON SHIPMENT

AFRICANPHOS CIP

Concerning the chartering which will be effected by Buyers for the transportation of phosphate, the charterparty will have to stipulate the following conditions:

A - Before leaving his last port of discharge and at least three days before arriving at Safi or Jorf Lasfar or Laayoune or Casablanca, the Captain has to telegraph to :

PHOSPHATE-SAFI If loading is at Safi - Telex n° 71708 - 71784

Postal address: Office Chérifien des Phosphates. Service des Embarquements. Bolte Postale 26, Safi

PHOSPHAT-CASABLANCA if loading is at Casablanca - Telex no 25987 - 25095

Postal address: Office Chérifien des Phosphates, Service des Embarquements, Bolta Postale 119, Casablanca

PHOSTLS if loading is at Laayoune - Telex no 26796 - 26614

Postal address: PHOSPHATES DE BOUCRAA S.A. Bolta Postale : 26 - 101 Laayoune

MARPHORE if loading is at Jorf Lasfar - Telex n° 78964

stating the probable date of vessel’s arrival, falling which an extra twenty four hours to be allowed to Shippers for loading.

In case telegraphic address is not admitted, the Captain will use postal address as indicated above.

B - At loading port, the vessel shall be consigned for her phosphate cargo and customs business to Shippers. Owners to pay in cash at loading port and according to the total tonnage loaded the sum hereunder stipulated (in Dirhams (DH) per metric ton loaded) as agency fee, Shippers having the right to choose at their expense the Shipbroker who will attend to Customs formalities:

from 1 to 3000 tons : 8.500 DH	from 10001 to 12500 tons : 16.000 DH	from 25001 to 30000 tons : 27.000 DH
from 3001 to 4000 tons : 10.000 DH	from 12501 to 15000 tons : 18.000 DH	from 30001 to 35000 tons : 30.000 DH
from 4001 to 5000 tons : 11.000 DH	from 15001 to 17500 tons : 20.000 DH	from 35001 to 40000 tons : 33.000 DH
from 5001 to 7500 tons : 12.000 DH	from 17501 to 20000 tons : 22.000 DH	above .............40000 tons : 33.000 DH
from 7501 to 10000 tons : 14.000 DH	from 20001 to 25000 tons : 24.000 DH	plus 1,000 dirhams per 2000 tons or fraction above 40000 tons

Should the Captain fail to apply to the Shippers’ Agents named in the present charter, the Owners shall, in any case, pay to Shippers the agency fee mentioned above.

C - At port of loading, vessel to pay all customary dues and port expenses, all tolls (péagas) as well as all other charges customarily paid by the vessel, at the rates ruling on the date of the bill of lading. In application of the lawful regulations in force in Morocco, Owners shall pay in cash at port of loading all their disbursments including amounts due by them under clauses B, D and I. A sufficient amount for ship disbursments only, not exceeding one third of the freight, may be advanced to the Captain if required by him. In any case, an interest on arrears of 1% per month, a portion of month being counted as a whole month, shall be applied to the amount remaining due. A receipt of the letter to be endorsed on the bills of lading by the Captain. Shippers shall not be held responsible for the employment of these advances. The Shippers decline all responsibility towards Owners or Charterers, if, in order to avoid delaying the vessel’s departure, they shall be called upon, on justification of the expenses, to advance the Captain amounts over and above one third of the freight.

D - The vessel will be loaded in turn not exceeding 48 running hours, Sundays, legal and local holidays included, counting from 7 a.m. or 1 p.m. after the vessel having been admitted in free pratique and written notice having been given to Shippers between usual office hours that she is ready to load. The cargo will be loaded into vessel’s holds by Shippers. The Owners shall pay in case of FAS sale 2 US Dollars plus value added tax per ton of one thousand kilos loaded (bill of lading weight) for this operation. Leveling or any other special trimming required by the Captain shall be in all cases at Owners’ expense and risk.

Vessel to supply free of charge the full use of windlasses, winches and necessary power. All supplementary expenses for working outside usual hours to be for account of the party ordering same and to be charged at the tariff according to the custom of the port. It is however pointed out that if such work is done at Shippers’ request without the use of the vessel’s derricks, the expenses charged by the Master may not exceed £12.00 per shift and will only be payable for actual hours of working.

E - Laydays to commence on expiry of turn according to clause D above or, if there is no turn at 1 p.m. If the vessel compiles with the prescribed conditions before noon, and at 7 a.m. on the following day if she compiles with the said conditions after noon, the Captain or his representative having advised Shippers in writing that he is ready to load and that the vessel, being in free pratique, has occupied the berth indicated by the Shippers. Legal and local holidays, each being considered as a day of 24 hours, and the time between 1 p.m. on Saturday and 7 a.m. on Monday shall not count as laydays, but if the loading proceeds during these periods or before laytime commences, only half time such employed shall be deducted from the time saved for the calculation of despatch-money.

FOSBUCRAA PHOSBOUCRAA	________________ ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

Chartering conditions on shipment Africanphos CIP	APPENDIX 3

If necessary, vessel’s holds shall be cleaned at vessel’s expense before loading commences. All time occupied in shifting berths at Shippers’ request shall count as laytime. Time allowed will be calculated based on the bill of lading weight expressed in metric tons.

Days to be of 24 consecutive hours, weather permitting (portions prorata) force majeure excepted.

The Captain is to facilitate the rapid loading of his vessel by all means on board. Vessel shall leave the loading berth as soon as loading is completed if the Captain is required to do so, failing which Owners are to indemnify Shippers for time so lost at the demurrage rate stipulated in clauses 1. Any delays which may be attributed to the vessel or her crew are not to count as laytime.

F - Provided the vessel puts at least two workable hatches as Shippers’ disposal at loading (at Casablanca, Safi, Jorf Lasfar and Laayoune) the daily rate for loading to be (in metric tons):

* 3.000 tons with minimum time of 36 hours allowed for a loaded quantity up to 9.999 tons

* 3.600 tons for 10.000 to 14.999 tons, loaded quantity	* 7.500 tons for 25.000 to 29.999 tons, loaded quantity

* 4.500 tons for 15.000 to 19.999 tons, loaded quantity	* 9.000 tons for 30.000 to 39.999 tons, loaded quantity

* 6.000 tons for 20.000 to 24.999 tons, loaded quantity	* 10.000 tons for 40.000 tons and above.

If however the vessel provides a lower number of workable hatches than called for above the loading rate to be reduced in proportion to the number of workable hatches put at the Shipper’s disposal.

The vessel will be loaded in the customary manner alongside the wharf reserved to Shippers at the berth indicated by them and according to their orders.

Shippers have the right to load by day and by night without interruption by all the hatches of the holds intented to receive the cargo.

G - Shippers guarantee that vessels can load and sail from their usual loading berth with a draught of :

At Casablanca	:	30’ at berths N° 1 and 2; 36’ at berth N° 3

At Safi	:	30’

At Jorf Lasfar	:	44’ at berth N°1

At Laayoune	:	52’ at berth N° 2

Should the vessel’s draft make it necessary to complete loading at another berth or in the roads, Captain to obtain the necessary lighters at Owner’s expense. The risk and cost of transport from the wharf to another berth or to the roads and transshipment expenses are to be borne by the vessel, and the time spent in loading at such other berth or in the roads and in shifting, not count as laytime.

H - Should loading be rendered impossible in consequence of a strike, lock-out or any other cause of force majeure beyond the Shippers’ control, latter to give written notice to Receivers-Charterers (eventually by telegramm) latest on receipt of the telegraphic notice stipulated in clause A. If vessels have already telegraphed this preliminary notice, Shippers shall notify them and Receivers-Charterers of the case of force majeure as soon as this is known to them.

At any time before vessel’s arrival at loading port or before loading commences Receivers-Charterers may notify Shippers of their intention to cancel the charter-party.

This cancellation is to become effective if within 48 running hours following the receipt of this notification shippers have not declared that they are able to load. In case the charter-party should be maintained, the time shall count as stipulated in article E above notwithstanding the invocation of the case of force majeure.

At any time during the interruption of the loading owing to force majeure. Shippers have the right to ask the Receivers-Charterers to cancel the charter-party by giving 48 running hours notice.

If the vessel has started loading, the Captain to have option of sailing 48 running hours after the interruption through force majeure with the quantity loaded unless within this delay, shippers declare that they are able to load, time counting notwithstanding the invoked case of force majeure. Should the vessel sail with a part of cargo, shippers could not be mixed up in the discussion between Charterers and Owners concerning the freight settlement of part of the cargo.

I - Demurrage at loading port if any, to be paid to Owners at the rate of 0.16 US Dollars per gross register ton per running day (portions prorata).

For all working time saved as port of loading, Owners to pay in cash to Shippers despatch-money at half of the demurrage rate per day (portions prorata). It is understood that despatch-money will only be calculated on time saved after expiration of the actual turn, if any (see clause E.) Any delays which may be attributed to the vessel or her crew shall not count as laydays.

FOSBUCRAA PHOSBOUCRAA	ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM DATED FEBRUARY 16TH, 2005 TO THE AGREEMENT BETWEEN OCP AND TI DATED SEPTEMBER 10TH, 1992

Chartering Conditions on shipment Africanphos CIP	APPENDIX 3

J - Should only part of the vessel be chartered, the owners shall have the option of completing her, in agreement with Charterers and Office Chérifien des Phosphates, up to a full cargo with other goods, either before or after loading the phosphate. Owners shall ensure under penalty of damages, proper separation of such goods from the phosphates in order to avoid any mixing or communication of moisture, such goods, however, not to consist of either are or phosphate of whatsoever origin, unless authorized by the Office Chérifien des Phosphates. Under no circumstances shall the complementary cargo be discharged at the same time as the phosphate.

In order to determine moisture of phosphate acquired during the transport, Captain to receive a sample taken during the loading in accordance with the contract.

K - In case of dispute between the Shippers and Captain on the interpretation of the clauses of the charter-party, the Captain will sign papers or official documents as presented to him by the Shippers, in as many copies as required by them in respect of all or part of the cargo on board, endorsing his objections any discussion on the matter being reserved to Owners.

MADE OUT IN DUPLICATE

At Mexico City	At Casablanca

On June 1, 2005	On February 16th , 2005

THE BUYER,	THE SELLER,

Jose Ramon Gonzalez de Salceda y Urbina	Mourad CHERIF

/s/ Jose Ramon Gonzalez de Salceda y Urbina	/s/ Mourad Cherif
DIRECTOR GENERAL	PRESIDENT DIRECTOR GENERAL

____________________
ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 16TH, 2005
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

APPENDIX 4

The price of (****) and the price (****) shall be determined in accordance with the following:

1. It is intended between OCP and INNOPHOS FM that:

•	as from (****), shall be equal (****) during the semester starting January 1st, and ending June 30th, preceding the considered Contract Year (the reference semester),

•	as from (****) 1st, and ending June 30th, preceding the considered Contract Year (the reference semester).

2. (****)

3. (****)

ADDENDUM N°9 BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 16TH, 2005
TO THE AGREEMENT BETWEEN OCP AND TI
DATED SEPTEMBER 10TH, 1992

APPENDIX 4

4. (****)

2.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES

SALE CONTRACT ADDENDUM N°12

BETWEEN OCP AND RHODIA FM

DATED SEPTEMBER 24TH, 2003

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES SALE CONTRACT ADDENDUM N°12 BETWEEN OCP AND RHODIA FM DATED SEPTEMBER 24TH, 2003

SALE CONTRACT ADDENDUM N°12

This Sale contract Addendum N°12 entered into as of the 10th day of September, 2003 by and between:

OFFICE CHERIFIEN DES PHOSPHATES (OCF)

Angle route d’El Jadida et Bd de

la Grande Ceinture, CASABLANCA - (MOROCCO)

ON THE ONE PART,

AND :

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V. (RHODIA FM)

Corporativo Plaza Inn

Avenida Insurgentes Sur No. 1971

Edificio III Piso 6

Colonia Guadalupe Inn

C.P. 01020

MEXICO, D.F.

ON THE OTHER PART.

WITNESSETH

WHEREAS, OCP and RHODIA FM are parties to that certain Agreement-effective as of September 10th, 1992, and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5, N°6 and N°7, for sale and purchase of (****) (“Agreement”); and,

WHEREAS, Article III of the Agreement provides that the parties will execute a Sale Contract Addendum with respect to the twelveth Contract Year of the Agreement.

WHEREAS, the parties have agreed that the terms and conditions of the Sale Contract Addendum for the twelveth Contract Year of the term of the Agreement shall be as hereinafter set forth,

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES
SALE CONTRACT ADDENDUM N°12 BETWEEN OCP AND RHODIA FM DATED SEPTEMBER 24TH, 2003 2.

NOW, THEREFORE, OCP and RHODA FM agree as follows:

1. PRODUCT

(****) phosphate rock (****).

2. PERIOD OF DELIVERY

From September 10th, 2003 to September 9th, 2004, bill of lading dates.

3. QUANTITY

(****) metric tons Ten percent more or less.

4. LOADING PORTS

Casablanca or Jorf Lasfar (Morocco) at OCP’s option.

5. DISCHARGING PORT

Coatzacoalcos, Veracruz, Mexico.

6. PRICE

(****) BPL dry basis FOB Casablanca or Jorf Lasfar.

7. PRICE ADJUSTMENT

During the twelveth Contract Year, the above price shall be adjusted according to final results of analysis of dry basis BPL contents in accordance with Articles 4 and 7 of General Conditions Governing (****) annexed to the Agreement, on a rise/fall basis of (****) per metric ton per unit (proportionately for fractions) of dry basis BPL content above or below (****).

8. PAYMENT

Notwithstanding provisions of Article 6/B of the General Conditions Governing (****) annexed to the Agreement, payment of OCP’s commercial invoices will be made in US Dollars by way of telegraphic bank transfers through BANQUE MAROCAINE DU COMMERCE EXTERIEUR, 3, Rue Boudreau 75009 Paris (FRANCE) at 30 (THIRTY) days from bill of lading dates.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES
SALE CONTRACT ADDENDUM N°12 BETWEEN OCP AND RHODIA FM DATED SEPTEMBER 24TH, 2003 3.

In case of delay, for whatever reason, any amount remaining to be paid shall be increased by an interest to be calculated as from the 31st day following the bill of lading date according to the terms of Article 6/B of governing General Conditions.

Any bank charges other than those of the above bank shall be borne by RHODIA FM.

Other terms of paragraph 6/B of governing General Conditions remain valid.

9. INVOICING

The moisture of 1 (ONE) % will be deducted from the bill of lading weight, and adjustments will be made according to final results of analysis for each cargo as reached in pursuance of Article 4 of the Genera Conditions Governing (****) annexed to the Agreement.

10. LOADING CONDITIONS

- Loading turn	: 12 hours.
- Loading time	: 3 days SHINC for the cargoes between 40,000 and 50,000 metric tons.
- Other conditions	: as per Chartering Conditions on Shipment annexed to the Agreement.

11. LOADING AND TRIMMING

Notwithstanding provisions of the first paragraph of the Article 5/C of General Conditions Governing (****) annexed to the Agreement, OCP shall undertake to load phosphate rock on board RHODIA FM’s vessels. Loading of the cargo at Casablanca port is accomplished by using the retractable loading spout at a vertical position, inside the section of hold opening (any special trimming and leveling, if required, shall be borne by the shipowner).

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES
SALE CONTRACT ADDENDUM N°12 BETWEEN OCP AND RHODIA FM DATED SEPTEMBER 24th, 2003 4.

12. AGENCY FEES FOR LOADING BULK PRODUCT

Notwithstanding provisions of Article B of Chartering Conditions on Shipment annexed to the Agreement, the Agency Fees, which will be in force and applied by Moroccan authorities for vessels loading phosphate rock at Moroccan ports, are as follows:

SHIPS INTAKE	MOROCCAN DIRHAMS
From 0 to 1,000 metric tons	(****)
From 1,001 to 3,000 metric tons	(****)
From 3,001 to 4,000 metric tons	(****)
From 4,001 to 5,000 metric tons	(****)
From 5,001 to 7,500 metric tons	(****)
From 7,501 to 10,000 metric tons	(****)
From 10,001 to 12,500 metric tons	(****)
From 12,501 to 15,000 metric tons	(****)
From 15,001 to 17,500 metric tons	(****)
From 17,501 to 20,000 metric tons	(****)
From 20,001 to 25,000 metric tons	(****)
From 25,001 to 30,000 metric tons	(****)
From 30,001 to 35,000 metric tons	(****)
From 35,001 to 40,000 metric tons	(****)
Above 40,000 metric tons and per	(****)
2.000 metric tons or fraction	(****)

13.	Except as amended by the terms of this Sale Contract Addendum N°12, the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5; N°6 and N°7 remain unmodified and in full force and effect.

14.	All capitalized terms used in this Sale Contract Addendum N°12, and not otherwise defined herein, shall have the meanings set forth in the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5, N°6 and N°7.

IN WITNESS WHEREOF, OCP and RHODIA FM have caused this Sale Contract Addendum N°12 to be executed as of the 10th day of September 2003.

MADE OUT IN DUPLICATE ORIGINALS ON SEPTEMBER 24TH, 2003.

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V.		OFFICE CHERIFIEN DES PHOSPHATES

by:	/s/ Illegible	by:	/s/ Mourad Cherif
	Director General		Mourad CHERIF
THE DIRECTOR GENERAL,

Office Chérifien des Phosphates

AMENDMENT N°1 DATED APRIL 24TH, 2004

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

BETWEEN OCP AND RHODIA FM

Office Chérifien des Phosphates

AMENDMENT N°1 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003 BETWEEN OCP AND RHODIA FM

AMENDMENT N°1 TO THE SALE CONTRACT N°12

This Amendment N°1 to the Sale Contract Addendum N°12 entered into as of the 10th day of September 2003 by and between:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

2, Rue Al Abtal – Hay Erraha – CASABLANCA

MOROCCO

On the one part,

AND :

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V. (RHODIA FM)

Avenida Insurgentes Sur N°, 1971

Edificio III Piso 6

Colonia Guadalupe Inn

C.P. 01020

MEXICO, D.F.

On the other part

WHEREAS, OCP and RHODIA FM are parties to that certain Agreement effective as of September 10th, 1992 and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6 and N°7 for the sale and purchase of (****) (“Agreement”); and,

WHEREAS, OCP is willing to supply RHODIA FM with phosphate rock (****); and,

WHEREAS, OCP and RHODIA FM are parties to the Sale Contract Addendum N°12 dated September 24th, 2003; and,

WHEREAS, OCP and RHODIA FM have agreed that the terms and conditions of the Sale Contract Addendum N°12 shall be amended as hereinafter set forth.

Office Chérifien des Phosphates

AMENDMENT N°1 TO THE SALE CONTRACT

ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

BETWEEN OCP AND RHODIA FM

2.

NOW, therefore, OCP and RHODIA FM agree as follows:

1. The Article N°1 of the Sale Contract Addendum N°l2 is hereby amended to read in its entirety as follows:

“1. PRODUCT

The phosphate rock to be sold and delivered to RHODIA FM during the twelfth Contract Year shall be (****).

The standard chemical and screen analysis of (****) are hereto annexed as schedule I and II respectively.”

2. The Article N°3 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“3. QUANTITIES

(****)

3. The Article N°6 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“6. PRICES

The prices FOB Casablanca or Jorf Lasfar of phosphate rock will be:

(****)

Office Chérifien des Phosphates
.

AMENDMENT N°1 TO THE SALE CONTRACT

ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

BETWEEN OCP AND RHODIA FM

3

4. The Article N°7 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows;

“7. PRICE ADJUSTMENT

During the twelfth Contract Year, the above prices of (****) shall be adjusted, according to final results of analysis of dry basis (****) in accordance with Articles 4 and 7 of General Conditions Governing (****) annexed to the Agreement, on a rise/fall basis of (****) per metric ton per unit (proportionately for fractions) of dry basis BPL content above or below (****).”

5. Except as specifically set forth in this Amendment N°1 of the terms and conditions of the Sale Contract Addendum N°12 and of the Agreement, as amended, shall continue in full force and effect.

6. All capitalized terms used in this Amendment N°1 and not otherwise defined herein shall have the meanings set forth in the Agreement as amended.

IN WITNESS WHEREOF, OCP and RHODIA FM have caused this Amendment N°1 to be duly executed as of the 10th day of September 2003.

MADE OUT IN DUPLICATE ORIGINALS ON APRIL 26TH, 2004

RHODIA FOSFATADOS DE		OFFICE CHERIFIEN DES PHOSPHATES
MEXICO S.A. DE C.V. (RHODIA FM)

BY	/s/ Illegible	BY	/s/ Mourad Cherif
Mourad CHERIF
DIRECTOR GENERAL

AMENDMENT N°1 TO THE SALE CONTRACT

ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

BETWEEN OCP AND RHODIA FM

SCHEDULE I

GRADE : (****)

STANDARD SPECIFICATIONS

CHEMICAL ANALYSIS

ELEMENTS	PROMINENT (%)
BPL	(****)

CO2	(****)

SO3	(****)

SiO2	(****)

CaO	(****)

MgO	(****)

Fe2O3	(****)

Al2O3	(****)

Na2O	(****)

K2O	(****)

F	(****)

CI.	(****)

C. Org.	(****)

ABOVE SPECIFICATIONS ARE GIVEN ON INDICATION BASIS.

AMENDMENT N°1 TO THE SALE CONTRACT

ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

BETWEEN OCP AND RHODIA FM

SCHEDULE II

GRADE : (****)

STANDARD SPECIFICATIONS

SCREEN ANALYSIS

(Compound oversize)

SIZING IN MICRONS		PROMINENT (%)
Above	2.000	(****)

“	1.000	(****)

“	800	(****)

“	630	(****)

“	500	(****)

“	400	(****)

“	315	(****)

“	200	(****)

“	160	(****)

“	100	(****)

“	80	(****)

“	63	(****)

“	50	(****)

“	40	(****)

ABOVE SPECIFICATIONS ARE GIVEN ON INDICATION BASIS.

Office Chérifien des Phosphates	GROUPE OFFICE CHERIFIEN DES PHOSPHATES
Casablanca, on September 4th, 200

DC/E - n°178

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V. (RHODIA FM) Avenlda Insurgentes Sur N°. 1971 Edificio III Piso 6 Colonia Guadalupe Inn C.P. 01020 MEXICO, D.F.

LETTER ANNEXED TO THE AMENDMENT N°1 DATED SEPTEMBER 4TH, 2003

TO THE SALE CONTRACT ADDENDUM N°11 DATED AUGUST 3RD, 2002

Dear Sirs,

Further to our recent discussions and in view of our long term relationship and to further strengthen a mutually profitable co-operation, I am pleased to confirm you that OFFICE CHERIFIEN DES PHOSPHATES grants you a trial (****) per invoiced metric ton of phosphate rock (****) shipped on September 4th, 2003.

The corresponding credit note is to be issued together with the commercial invoice of the shipment.

As the effort thus made by OFFICE CHERIFIEN DES PHOSPHATES is a exception, I would highly appreciate your keeping this rebate strictly confidential.

For the sake of good order, I would be grateful for your returning to me on original copy of this letter duly dated and bearing your signature for acceptance.

Yours faithfully,
Accepted By

/s/ Illegible	/s/ Mourad Cherif
Illegible	Mourad CHERIF
Director General On 17 March 200_	The Director General,

Office Chérifien des Phosphates

AMENDMENT N°2 BETWEEN OCP AND RHODIA FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

          Office Chérifien des Phosphates

AMENDMENT N°2 BETWEEN OCP AND RHODIA FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12

This Amendment N°2 to the Sale Contract Addendum N°12 entered into as of the 10th day of September 2003 by and between:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

Acting for its account and on behalf of its affiliate

PHOSPHATES DE BOUCRAA SA “PHOSBOUCRAA”

2, Rue Al Abtal—Hay Erraha

Casablanca–MOROCCO

on the one part,

and:

RHODIA FOSFATADOS DE MEXICO, S.A. DE CV. (RHODIA FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos;

Veracruz. C.P.96380–MEXICO

on the second part.

WHEREAS, OCP and RHODIA FM are parties to that certain Agreement effective as of September 10th, 1992 and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6 and N°7 for the sale and purchase of (****) (“Agreement”); and,

WHEREAS, OCP is willing to supply RHODIA FM (****)

WHEREAS, OCP and RHODIA FM are parties to the Sale Contract Addendum N°12 dated September 24th, 2003; and,

WHEREAS, OCP and RHODIA FM have agreed that the terms and conditions of the Sale Contract Addendum N°12 shall be amended as hereinafter set forth.

          Office Chérifien des Phosphates

AMENDMENT N°2 BETWEEN OCP AND RHODIA FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

NOW, therefore, OCP and RHODIA FM agree as follows:

1. The Sale Contract Addendum N°12 is hereby amended by including thereof the following schedules, attached hereto, which will be an integral part of the Sale Contract Addendum N°12:

Schedule 1:	General Conditions governing (****) and Chartering Conditions on Shipment of PHOSBOUCRAA.

Schedule 2:	Standard Specifications (Chemical and Screen Analysis) of (****).

2. The Article N°1 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“1. PRODUCTS

The phosphate rock to be sold and delivered to RHODIA FM shall be (****).”

3. The Article N°3 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“3. QUANTITIES

•	(****)

•	(****)

•	(****)”

4. The Article N°4 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“4. LOADING PORTS

•	Casablanca (Morocco) (****)
•	Laâyoune (Morocco) (****)

2.

          Office Chérifien des Phosphates

AMENDMENT N°2 BETWEEN OCP AND RHODIA FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

5. The Article N°6 of the Sale Contract Addendum N°12 is hereby amended to read in its entirely as follows:

“6. PRICES

The prices of phosphate rock will be:

•	(****)

•	(****)

•	(****)”

6. The Article N°7 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“7. PRICE ADJUSTMENT

7.1. During the twelfth Contract Year, the above prices of (****) are to be adjusted, according to final results of analysis of dry basis BPL contents in accordance with Articles 4 and 7 of General Conditions Governing (****) annexed to the Agreement as Appendix 2, on a rise/fall basis of (****) per metric ton per unit (proportionately for fractions) of dry basis BPL content above or below (****).

7.2. (****)”

7. The Article N°8 of the Sale Contract Addendum N°12 is hereby amended by deleting the first paragraph thereof and inserting in its place the following:

“Notwithstanding provisions of Article 6/B of the General Conditions Governing (****) annexed to the Agreement as Appendix 2 and to this Amendment N°2 as Schedule 1 payment of OCP’s and PHOSBOUCRAA’s commercial invoices is to be made in US Dollars by way of telegraphic bank transfer through BANQUE MAROCAINE DU COMMERCE EXTERIEUR, 3, Rue Boudreau 75009 Paris (FRANCE) at 30 (THIRTY) days from bill of lading dates.”

3.

Office Chérifien des Phosphates

AMENDMENT N°2 BETWEEN OCP AND RHODIA FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24 TH, 2003

8. The Article N°9 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“ 9. INVOICING

The moisture of 1 (ONE) % is to be deducted from the bill of lading weight. The moisture adjustments are to be made only for (****) according to final results of analysis for each cargo as reached in pursuance of Article 4 of the General Conditions Governing (****) annexed to the Agreement as Appendix 2.”

9. The Article N°10 of the Sale Contract Addendum N°12 is hereby amended to read in its entirety as follows:

“10. LOADING CONDITIONS

- Loading turn	:	12 hours.

- Loading time	:	3 days SHINC for the cargoes between 40,000 and 50,000 metric tons.

- Other conditions	:	as per Chartering Conditions on Shipment annexed to the Agreement as Appendix 2 and to the Amendment N°2 as Schedule 1.”

10. The Article N°12 of the Sale Contract Addendum N°12 is hereby amended by deleting the first paragraph thereof and inserting in its place the following:

“Notwithstanding provisions of Article B of Chartering Conditions on Shipment annexed to the Agreement as Appendix 2 and to the Amendment N°2 as Schedule 1, the Agency Fees, which are in force and applied by Moroccan authorities for vessels loading phosphate rock at Moroccan ports, are as follows:”

11. Except as specifically set forth in this Amendment N°2 all the terms and conditions of the Sale Contract Addendum N°12, as amended, shall continue in full force and effect.

4.

Office Chérifien des Phosphates

AMENDMENT N°2 BETWEEN OCP AND RHODIA FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24 TH, 2003

12. All capitalized terms used in this Amendment N°2 and not otherwise defined herein shall have the meanings set forth in the Sale Contract Addendum No 12 as amended.

IN WITNESS WHEREOF, OCP and RHODIA FM have caused this Amendment N°2 to be duly executed in duplicate originals as of the 10th day of September 2003.

MADE OUT IN DUPLICATE ORIGINALS ON AUGUST 12TH, 2004

At Mexico City		At Casablanca

RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V.		OFFICE CHERIFIEN DES PHOSPHATES

BY:	Jose Ramon Gonzalez de Salceda y Urbina	BY:	Mourad CHERIF

	/s/ Jose Ramon Gonzalez de Salceda y Urbina		/s/ Mourad Cherif
	DIRECTOR GENERAL		DIRECTOR GENERAL

5.

PHOSPHATES DE BOUCRAA S.A. (PHOSBOUCRAA)	AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

SCHEDULE 1

PHOSPHATE ROCK

GENERAL CONDITIONS GOVERNING (****)

1. ORIGIN OF PRODUCT

Phosphate rock supplied by the Seller shall be natural phosphate of line of Moroccan origin.

2. DELIVERIES - CHARTERING

A/ - Deliveries shall be made in bulk on board vessels chartered by the Buyer and shall be spread as evenly as possible over all the duration of the sale contract.

Phosphate rock of other origins shall not be loaded on vessels thus chartered without prior authorization, of the Seller.

B/ - Prior to the chartering of each vessel, the Buyer shall secure the agreement of the Seller on the specifications of the vessel as well as on the quality and quantity of phosphate rock to be loaded and on laydays.

The Seller shall then indicate the amount of the deposit for disbursements at the loading port to be made by the Shipowner.

If the product to be loaded is available in two ports, it shall be the option of the Seller to load in either of these ports. Such option shall however be announced by the Seller at the latest when he receives the seventy two (72) hours notice provided for in the “Chartering Conditions on Shipment” annexed hereto.

With the Seller’s agreement, other lots of the same grade to be shipped to other Receivers may be loaded on board the vessel chartered by the Buyer. In such case, if the various lots are not stowed in separate holds, they will be invoiced to each Receiver on the basis of the corresponding individual bill of lading; the Seller not being involved in the distribution of the cargo at the unloading port.

C/ - Vessels for transportation of phosphate rock shall be chartered under the conditions annexed hereto (Chartering Conditions on Shipment).

In case the Charter Party signed by the Buyer does not, for whatever reason, include such conditions or the ship’s Master refuses to abide by them, the Seller shall debit the Buyer with any ensuing difference.

D/ - Prior to arrival of the vessel at the loading port, the Shipowner shall credit the Seller’s account, at a bank to be indicated by the latter, with a sufficient deposit in US Dollars to cover disbursements at the loading port, including possible despatch-money.

Should such a deposit not be made in due time or its amount not be sufficient to cover actual disbursements, the Seller shall reserve the right to refuse loading or keep the vessel until such time when necessary funds are received.

PHOSBOUCRAA	SCHEDULE 1	AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

PHOSPHATE ROCK:
General conditions governing (****)

If however the Seller were to allow the ship’s Master to hold over payment of whole or part of the amount of the disbursements in pursuance of Clause C of the Chartering Conditions on Shipment, the Buyer shall be advised by the Seller accordingly and shall be responsible vis-a-vis the Seller for the settlement of all the amount remaining due increased by an interest on arrears of 1% for each month as from the bill of lading date; a portion of a month being counted as a whole month.

E/ – As soon as the vessel has left the loading port, the Seller shall inform the Buyer, by telex or telegraph, of the quantity loaded as well as the day and time of departure of the vessel, her estimated date of arrival at the unloading port and, should it be the case, the amount of disbursements or the part of disbursements which has not been paid in cash.

3. WEIGHING - SAMPLING

A/ – The Buyer has the faculty to be present or represented at the weighing operations which shall be made while product is being loaded on the vessel. Should this faculty not be used, the weighing operations as performed by the Seller shall be final and only results thereof shall be binding.

B/ – For the purpose of establishing the moisture, BPL and Feral contents of the product, samples shall be drawn during the loading operations according to the usual methods. Phosphate rock thus drawn shall be used to make up six (6) two-bottle samples which shall be sealed by the Seller. One sample shall be sent to the Buyer by the ship’s mail or by postal mail while the others shall be kept by the Seller for a period of six (6) weeks.

The Buyer has also the faculty to be present or represented at the sampling operations as described above. Should this faculty not be used, the operations as performed by the Seller shall be final and only samples thus drawn shall be binding.

4. ANALYSES

A/ – As soon as possible after each shipment, the Buyer and the Seller shall exchange, at a date to be agreed upon, the results of analyses made in their respective laboratories on the samples drawn during the loading operations displaying both moisture content of the product as delivered and dry basis BPL concentration.

In case the difference between the dry basis BPL contents shown by the two analyses is below or equal to one BPL unit per cent, the average of moisture contents of the product as delivered and the average of dry basis BPL contents shall be taken into consideration as concerns the corresponding cargo for the drafting of the debit or credit note provided for in Article 7 below.

B/ – In case the difference between the dry basis BPL contents shown by the two analyses is above one BPL unit per cent, one of the samples drawn during the loading operations shall be handed over by the Seller to the arbitration laboratory jointly appointed by the two parties.

Results of the analysis performed by such laboratory shall be accepted as final by the two parties and shall be taken into consideration for the drafting of the debit or credit note provided for in Article 7 below.

The cost of the arbitration analysis shall be borne by the party whose own findings display the largest difference with the dry basis BPL content shown by the arbitration analysis.

SCHEDULE 1	AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

PHOSPHATE ROCK:
General conditions governing (****)

5. PRICE

A/ – The (****) price applies to one metric ton of dry rock (moisture deducted) and to a dry basis BPL content equal to the grade of reference.

B/ – The price shall be readjusted according to the final results of analysis for each cargo as reached in persuance of Article 4 above, on a Rise/Fall basis per metric ton and per unit of dry basis BPL content above or below the grade of reference.

C/ – The Seller shall undertake to load and spout trim phosphate rock on board the Buyer’s vessel (excluding any special trimming and levelling, which shall be borne by the Shipowner).

The cost of this loading operation is included in the price as defined above.

D/ – With the exception of export tax, all dues, duties and taxes to be paid under the regulations in force on goods or services or on the vessel for these goods or services when leaving the loading port, including dues, duties and taxes related to import into the receiving country, are not included in the price and shall therefore be borne by the Buyer when they are not at the Shipowner’s expenses.

6. INVOICING AND PAYMENT

A/ – The invoice for each shipment shall be due at the date of the bill of lading. It shall be established, after loading, on the basis of the bill of lading weight minus moisture according to the percentage of reference.

B/ – The settlement of the invoice shall be made by way of irrevocable documentary letter of credit, confirmed by a first class international bank, to be paid at sight against the documents agreed upon by both parties prior to shipment. This letter of credit is to be opened fifteen (15) days before the vessel’s loading date in favour of the Seller with a bank to be indicated by the latter. It should remain valid for a period of sixty (60) days, which may be extended on the request of either party. Such letter of credit is governed by the Uniform Customs and Practice for Documentary Credits published by the International Chamber of Commerce (1983 revision, publication Nr 400). All bank charges regarding in particular the opening, amendment, modification, confirmation and negotiation of the letter of credit shall be borne by the Buyer.

Debit notes shall be settled in cash by telegraphic transfer. The Buyer, as soon as he issues instructions to the bank for payment, shall send to the Seller a telex specifying the amount paid, the value date and the corresponding invoices and notes.

In case of delay, for whatever reason, in the settlement of all or part of the amount due to the Seller, the amount remaining to be paid shall be increased by an interest to be calculated, in case of invoices, and notes annexed thereto, as from the fifteenth (15th) day following the bill of lading date, and, in case of separate debit notes, as from the fifteenth (15th) day following the date borne on these. In both cases, such calculation shall be made on the basis of the London Interbank Offered Rate (Libor) at six (6) months, as it is quoted on the date of the bill of lading, increased by a margin of three (3) per cent per year. Interests on arrears shall themselves be increased, under the same conditions as those applied to the principal sum, by interests to be calculated after each period of six (6) months. No dues, taxes or duties to be paid in relation with the settlement of interests in the Buyer’s country shall be borne by the Seller. The payment of interests shall be made without any deduction whatsoever.

SCHEDULE 1	AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

PHOSPHATE ROCK:
General conditions governing (****)

C/ – Each delivery being considered as a separate deal, the Seller may suspend deliveries for non-settlement of an invoice or a debit note.

If the Buyer goes into liquidation or bankruptcy or if he fails, whatever the reason be, to conform to the payment conditions agreed upon, the Seller shall reserve the right to cancel the contract with respect to the balance of deliveries. As for the quantities already delivered but still floating, the Seller may exercise his right to retain the cargo or the part of the cargo attributed to the Buyer.

In both cases, the Buyer shall remain accountable for the possible charges and damages thereof.

7. READJUSTMENT

A/ – At the end of each semester, the amount to be invoiced for each of the shipments made during that semester, shall be readjusted according to the moisture content and to the dry basis BPL concentration shown by the corresponding analysis as reached in pursuance of Article 4 above.

Such readjustment shall be used as a basis for a debit or a credit note to be sent by the Seller to the Buyer.

B/ – In case of dispute over Feral content of a cargo, the Seller shall request the arbitration laboratory to perform an analysis of the element in question on one of the samples drawn during the loading operations.

Should the arbitration analysis establish that Feral content, at the departure from the loading port, is higher than 1.5%, the final dry basis BPL content as reached for the price variation shall be diminished by two BPL points per cent for each point of Feral in excess of 1.5% and proportionately for fractions.

C/ – Readjustment shall in no case be accepted as a justification for delay in payment of invoices and debit notes related to the delivery.

8. INSURANCE

Phosphate rock shall be considered to have been delivered at the moment when it has actually passed on board the vessel at the loading port.

Insurance against all risks, be they marine or other, covering the value of phosphate rock increased, should it be the case, by disbursements or the part of disbursements which have not been paid in cash at the loading port, shall not be borne by the Seller who declines any responsibility for damages which may occur to the cargo from the moment when phosphate rock has been loaded.

9. RESALE AND ASSIGNMENT

Phosphate rock shall be used in the Buyer’s own plants. It may not be resold as such without the Seller’s written consent.

Should the Buyer lose, through transfer of ownership or merger or for any other reason, the property of his plants as they stand at the time of signature of the sale contract, the quantities of product remaining to be delivered shall be assigned, with the Seller’s consent, to the new owners or successors, whether universal or not.

The Seller shall however reserve the right simply to cancel the delivery of such quantities and the cancellation in such case shall give rise to no indemnity.

10. FORCE MAJEURE

Any war, any prohibition or restriction, from a Government or local authority, affecting either the receiving country or the areas involved in

AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

SCHEDULE 1

PHOSPHATE ROCK: General conditions governing (****)

the shipping of product, floods, cyclones, earthquakes, fires, epidemics, general or partial strikes, whenever they may occur, lock-outs, stoppage of production in the Seller’s operations or in the railway system transporting phosphate rock to the loading ports and any other cause beyond the control of the Seller and which impedes production, transportation or loading of phosphate rock represent, by express agreement, a case of force majeure. The party affected shall have to give notice of the event to the other party by registered letter and the only justification to be produced by the party affected shall be the evidence of the event invoked.

In a case such as mentioned above, shipments may be suspended until such hindrances are overcome or removed. Should the interruption of deliveries last more than three (3) months, the shipments thus delayed may be cancelled by either party and such cancellation shall be notified by registered letter. Cancellation of this nature shall give rise to no indemnity.

11. SAFEGUARD CLAUSE

The parties hereby expressly agree that, should the market conditions change in such a way as to cause a serious harm to either party while the sale contract is being implemented, they shall consult each other in order to take necessary steps to re-establish the equilibrium of the sale contract within the spirit which prevailed initially.

12. ARBITRATION

All disputes arising in connection with the sale contract shall be finally settled through arbitration to take place in Casablanca under the Rules of Conciliation and Arbitration of the International Chamber of Commerce of Paris by one or more arbitrators appointed in accordance with these Rules, Moroccan law being applied as to the substance of the matter.

Judicial acceptance and enforcement of the arbitration award may be requested by either party from any court having jurisdiction, in any country, on submission of the original copy or a duly certified copy of the award, as well as the original copy or a duly certified copy of the sale contract.

The termination of the sale contract shall not prejudice any rights accruing at or before or in connection with the termination thereof or any remedies or proceedings with respect to such rights. The provisions of the sale contract with regard to arbitration shall have effect notwithstanding the termination thereof.

MADE OUT IN DUPLICATE

At Mexico City	At Casablanca

On June 1, 2005	On AUGUST 12th, 2004

THE BUYER,	THE SELLER,

Jose Ramon Gonzalez de Salceda y Urbina	Mourad CHERIF

/s/ Jose Ramon Gonzalez de Salceda y Urbina	/s/ Mourad Cherif
DIRECTOR GENERAL	PRESIDENT DIRECTOR GENERAL

AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

SCHEDULE 1

CHARTERING CONDITIONS ON SHIPMENT

AFRICANPHOS CIP

Concerning the chartering which will be effected by Buyers for the transportation of phosphara, the charterparty will have to stipulate the following conditions:

A - Before leaving his last port of discharge and at least three days before arriving at Safi or Jorf Lasfar, Laayoune or Casablanca the Captain has to telegraph to :

PHOSPHATE-SAFI If loading is at Safi - Telex n°71708 - 71784

Postal address : Office Chêrifien des Phosphates, Service des Embarquements, Bolts Postale 26, Safi

PHOSPHAT-CASABLANCA If loading is at Casablanca - Telex no 25987 - 25095

Postal address : Office Chérifien des Phosphates, Service des Embarquemenia. Bolta Postale 119, Casablanca

PHOSTLS if loading is at Laayoune - Telex no 26796 - 26614

Postal address : PHOSPHATES DE BOUCRAA S.A. Bolta Postale : 26 - 101 Laayoune

MARPHORE If loading is at Jorf Lasfar - Telex n°78964

stating the probable date of vessel’s arrival, falling which an extra twenty four hours to be allowed to Shippers for loading.

In case telegraphic address is not admitted, the Captain will use postal address as Indicated above.

B - At loading port, the vessel shall be consigned for her phosphate cargo and customs business to Shippers. Owners to pay in cash at loading port and according to the total tonnage loaded the sum hereunder stipulated (in Dirhams (DH) per metric ton loaded) as agency fee, Shippers having the right to choose at their expense the Shipbroker who will attend to Customs formalities:

from 1 to 3000 tons : 8.500 DH	from 10001 to 12500 tons : 16.000 DH	from 25001 to 30000 tons: 27.000 DH
from 3001 to 4000 tons : 10.000 DH	from 12501 to 15000 tons : 18.000 DH	from 30001 to 35000 tons : 30.000 DH
from 4001 to 5000 tons : 11.000 DH	from 15001 to 17500 tons : 20.000 DH	from 35001 to 40000 tons : 33.000 DH
from 5001 to 7500 tons : 12.000 DH	from 17501 to 20000 tons : 22.000 DH	above ............. 40000 tons : 33.000 DH
from 7501 to 10000 tons : 14.000 DH	from 20001 to 25000 tons: 24.000 DH	plus 1.000 dirhams per 2000 tons or fraction above 40000 tons.

Should the Captain fall to apply to the Shippers’ Agents named in the present charter, the Owners shall, In any case, pay to Shippers the agency fee mentioned above.

C - At port of loading, vessel to pay all customary dues and port expenses, all tolls (pages) as well as all other charges customarily paid by the vessel, at the rates ruling on the date of the bill of lading. In application of the lawful regulations in force In Morocco, Owners shall pay in cash at port of loading all their disbursments Including amounts due by them under clauses B, D and I, A sufficient amount for ship disbursments only, not exceeding one third of the freight, may be advanced to the Captain if required by him. In any case, an interest on arrears of 1% per month, a portion of month being counted as a whole month, shall be applied to the amount remaining due. A receipt of the latter to be endorsed on the bills of lading by the Captain. Shippers shall not be held responsible for the employment of these advances. The Shippers decline all responsibility towards Owners or Charterers, if, in order to avoid delaying the vessel’s departure, they shall be called upon, on justification of the expenses, to advance the Captain amounts over and above one third of the freight.

D - The vessel will be loaded in turn not exceeding 48 running hours, Sundays, legal and local holidays included, counting from 7 a.m. or 1 p.m. after the vessel having been admitted in free pratique and written notice having been given to Shippers between usual office hours that she is ready to load. The cargo will be loaded into vessel’s holds by Shippers. The Owners shall pay in case of FAS sale 2 US Dollars plus value added tax per ton of one thousand kilos loaded (bill of lading weight) for this operation. Levelling or any other special trimming required by the Captain shall be in all cases at Owners’ expense and risk.

        Vessel to supply free of charge the full use of windlasses, winches and necessary power. All supplementary expenses for working outside usual hours to be for account of the party ordering same and to be charged at the tariff according to the custom of the port. It is however pointed out that if such work is done at Shippers’ request without the use of the vessel’s derricks, the expenses charged by the Master may not exceed £ 12.00 per shift and will only be payable for actual hours of working.

        E - Laydays to commence on expiry of turn according to clause D above or, if there is no turn at 1 p.m. if the vessel compiles with the prescribed conditions before noon, and at 7 a.m. on the following day if she complies with the said conditions after noon, the Captain or his representative having advised Shippers in writing that he is ready to load and that the vessel, being in free pratique, has occupied the berth indicated by the Shippers. Legal and local holidays, each being considered at a day of 24 hours, and the time between 1 p.m. on Saturday and 7 a.m. on Monday shall not count as laydays, but if the loading proceeds during these periods or before laytime commences, only half time such employed shall be deducted from the time saved for the calculation of despatch-money.

AMENDMENT N°2 TO THE SALE CONTRACT ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

SCHEDULE 1

Chartering Conditions on shipment
Africanphos CIP

If necessary vessels holds shall be cleaned at vessel’s expense before loading commences. All time occupied in shifting berths at Shippers’ request shall count as laytime. Time showed will be calculated based on the bill of lading weight expressed in metric tons.

Days to be of 24 consecutive hours, weather permitting (portions prorata) force majeure excepted.

The Captain is to facilitate the rapid loading of his vessel by all means on board. Vessel shall leave the loading berth as soon as loading is completed if the Captain is required to do so, failing which Owners are to indemnify Shipper for time so lost at the demurrage rate stipulated in clauses I. Any delays which my be attributed to the vessel or her crew are not to count as layame.

F - Provided one vessel puts at least two workable hatches as Shippers’ disposal at loading (at Casablanca, Safi, Jorf Lasfar and Laayoune) the daily rate for loading to be (in metric tons):

* 3,000 tons with minimum time of 36 hours allowed for a loaded quantity up to 9,999 tons

* 3,600 tons for 10,000 to 14,999 tons, loaded quantity	* 7,500 tons for 25,000 to 29,999 tons, loaded quantity

* 4,500 tons for 15,000 to 19,999 tons, loaded quantity	* 9,000 tons for 30,000 to 39,999 tons, loaded quantity

* 6,000 tons for 20,000 to 24,999 tons, loaded quantity	* 10,000 tons for 40,000 tons and above.

If however the vessel provided a lower number of workable hatches than called for above the loading rate to be reduced in proportion to the number of workable hatches put at the Shipper’s disposal.

The vessel will be loaded in the customary manner alongside the wharf reserved to Shippers at the berth indicated by them and according to their orders.

Shippers have the right to load by day and by night without interruption by all the hatches of the holds intended to receive the cargo.

G - Shippers guarantee that vessels can load and sail from their usual loading berth with a draught of :

At Casablanca :	30' at berths N° 1 and 2 ; 36' at berth N° 3
At Safi :	30'
At Jorf Lasfar :	44' at berth N° 1
At Laayoune :	52' at berth N° 2

Should the vessel’s draft make it necessary to complete loading at another berth or in the roads, Captain to obtain the necessary lighters at Owner’s expense. The risk and cost of transport from the wharf to another berth or to the roads and transshipment expenses are to be borne by the vessel, and the time spent in loading at such other berth or in the roads and in shifting, not count as laytime.

H - Should loading be rendered impossible in consequence of a strike, lock-out or any other cause of force majeure beyond the Shippers’ control, letter to give written notice to Receivers-Charterers (eventually by telegram) latest on receipt of the telegraphic notice stipulated in clause A. If vessels have already telegraphed this preliminary notice. Shippers shall notify them and Receivers-Charterers of the case of force majeure as soon as this is known to them.

At any time before vessel’s arrival at loading part or before loading commences Receivers-Charterers may notify Shippers of their intention to cancel the charter-party.

This cancellation is to become effective if which 48 running hours following the receipt of this notification shipper have not declared that they are able to load. In case the charter-party should be maintained, the time shall count as stipulated in article E above notwithstanding the invocation of the case of force majeure.

At any time during the interruption of the loading owing to force majeure. Shippers have the right to ask the Receivers-Charterers to cancel the charter-party by giving 48 running hours notice.

If the vessel has started loading, the Captain to have option of sailing 48 running hours after the interruption through force majeure with the quantity loaded unless within this delay, shippers declare that they are able to load, time counting notwithstanding the invoked case of force majeure. Should the vessel sail with a part of cargo, shippers could not be mixed up in the discussion between Charterers and Owners concerning the freight settlement of part of the cargo.

I - Demurrago at loading port if any, to be paid to Owners at the rate of 0.16 US Dollars per gross register ton per running day (portions prorata).

For all working time saved as port of loading, Owners to pay in cash to Shippers dispatch-money at half of the demarrago rate per day (portions prorata). It is understood that dispatch-money will only be calculated on time saved after expiration of the actual turn, if any (see clause E) Any delays which may be attributed to the vessel or her crew shall not count as laydays.

AMENDMENT N°2 TO THE SALE
CONTRACT ADDENDUM N°12 DATED
SEPTEMBER 24TH, 2003

SCHEDULE 1

Chartering conditions on shipment

Africanphos CIP

J - Should only part of the vessel be chartered, the Owners shall have the option of completing her, in agreement with Charterers and Office Cherifien des Phosphates, up to a full cargo with other goods, either before or after loading the phosphate. Owners shall ensure under penalty of damages, proper separation of such goods from the phosphate in order to avoid any mixing or communication of moisture, such goods, however, not to consist of either ore or phosphate of whatsoever origin, unless authorized by the Office Cherifien des Phosphates. Under no circumstances shall the complementary cargo be discharged at the same time as the phosphats.

In order to determine moisture of phosphate acquired during the transport, Captain to receive a sample taken during the loading in accordance with the contract.

K - In case of dispute between the Shippers and Captain on the Interpretation of the clauses of the charter-party, the Captain will sign papers or official documents as presented to him by the Shippers. In as many copies as required by them in respect of all or part of the cargo on board, endorsing his objections, any discussion on the matter being reserved to Owners.

MADE OUT IN DUPLICATE

At Mexico City	At Casablanca

On June 1, 2005	On AUGUST 12th, 2004

THE BUYER,	THE SELLER,

Jose Ramon Gonzalez de Salceda y Urbina	Mourad CHERIF

/s/ Jose Ramon Gonzalez de Salceda y Urbina	/s/ Mourad Cherif
DIRECTOR GENERAL	PRESIDENT DIRECTOR GENERAL

AMENDMENT N°2 TO THE SALE
CONTRACT ADDENDUM N°12 DATED
SEPTEMBER 24TH, 2003

SCHEDULE 2

TYPICAL ANALYSIS

(****)

CHEMICAL ANALYSIS

P205	(	****)
BPL	(	****)
C02	(	****)
S03	(	****)
S102	(	****)
CaO	(	****)
MgO	(	****)
Fe203	(	****)
AL203	(	****)
Na20	(	****)
K20	(	****)
F	(	****)
CL	(	****)
Organic matter	(	****)

Above specifications are given on indicative basis.

AMENDMENT N°2 TO THE SALE
CONTRACT ADDENDUM N°12 DATED
SEPTEMBER 24TH, 2003

SCHEDULE 2

TYPICAL ANALYSIS

(****)

SCREEN ANALYSIS

> 2,000 microns	(	****)
2,000 - 1,000 microns	(	****)
1,000 - 800 microns	(	****)
800 - 630 microns	(	****)
630 - 500 microns	(	****)
500 - 400 microns	(	****)
400 - 315 microns	(	****)
315 - 200 microns	(	****)
200 - 160 microns	(	****)
160 - 100 microns	(	****)
100 - 80 microns	(	****)
80 - 63 microns	(	****)
63 - 50 microns	(	****)
50 - 40 microns	(	****)
< 40 microns	(	****)

Above specifications are given on indicative basis.

2.

          Office Chérifien des Phosphates

Casablanca, on August 12th, 2004

DC/E - n° 196

RHODIA FOSFATADOS DE MEXICO

S.A. DE C.V. (RHODIA FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos; Veracruz. C.P.96380

MEXICO

LETTER ANNEXED TO THE AMENDMENT N°2 TO THE SALE CONTRACT

ADDENDUM N°12 DATED SEPTEMBER 24TH, 2003

Dear Sirs,

Further to our recent discussions and in view of our long term relationship, I am pleased to confirm you that PHOSPHATES DE BOUCRAA SA (****).

•	(****)

•	(****) the contribution of PHOSBOUCRAA to the freight differential between Casablanca-Pajaritos and Laâyoune-Pajaritos related to the above vessel.

The corresponding credit notes are to be issued together with the commercial invoice of the shipment.

As the efforts made by PHOSPHATES DE BOUCRAA SA being an exception, I would highly appreciate your keeping these rebates strictly confidential.

For the sake of good order, I would be grateful for your returning to me one original copy of this letter duly dated and bearing your signature for acceptance.

Yours faithfully,

Mourad CHERIF

/s/ Mourad Cherif
DIRECTOR GENERAL

          Office Chérifien des Phosphates

AMENDMENT N°3 BETWEEN OCP, RHODIA FM AND INNOPHOS FM

DATED AUGUST 13th, 2004

TO THE SALE CONTRACT ADDENDUM N°12

BETWEEN OCP AND RHODIA FM

DATED SEPTEMBER 24TH, 2003

          Office Chérifien des Phosphates

AMENDMENT N°3 BETWEEN OCP, RHODIA FM AND INNOPHOS FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

AMENDMENT N°3 TO THE SALE CONTRACT ADDENDUM N°12

This Amendment N°3 to the Sale Contract Addendum N°12 entered into as of the 13th day of August 2004 by and between :

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

Acting for its account and on behalf of its affiliate

PHOSPHATES DE BOUCRAA SA “PHOSBOUCRAA”

2, Rue Al Abtal–Hay Erraha

Casablanca MOROCCO

on the one part,

and:

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V. (RHODIA FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos;

Veracruz. C.P. 96380

MEXICO

on the second part,

and :

INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE CV. (INNOPHOS FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos;

Veracruz. C.P. 96380

MEXICO

on the third part.

W I T N E S S E T H

WHEREAS, RHODIA FM and OCP are parties to that certain Agreement with an Effective Date of September 10th, 1992, and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5, N°6, N°7 and N°8, for the sale and purchase of (****) (“Agreement”); and,

WHEREAS, RHODIA FM changed its corporate name to INNOPHOS FM, as from August 13th, 2004, retaining all of its assets and liabilities arising from the Agreement; and,

Office Chérifien des Phosphates	___________________

AMENDMENT N°3 BETWEEN OCP. RHODIA FM AND INNOPHOS FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

WHEREAS, RHODIA FM as a result of its corporate name change has transferred to INNOPHOS FM all its rights and obligations arising from the Sale Contract Addendum N°12 between OCP and RHODIA FM dated September 24th, 2003, as amended.

NOW, THEREFORE, it has been agreed the following :

ARTICLE I

As of the date of August 13th, 2004, INNOPHOS FM is substituted to RHODIA FM as part to the Sale Contract Addendum N°12 dated September 24th, 2003 and its Amendment N°1 and N°2. Therefore, all rights and obligations arising from the Sale contract Addendum N°12 dated September 24th, 2003 are transferred to, and accepted by, INNOPHOS FM as of the date above mentioned.

ARTICLE II

The invoicing of phosphate rock deliveries, to be made under the terms of the Sale Contract Addendum N°12 dated September 24th, 2003, and the debit or credit notes covering moisture and BPL readjustment of the amounts to be invoiced for such deliveries are to be issued in the name of:

“RHODIA FOSFATADOS DE MEXICO S.A. DE CV.

Complejo Industrial. Pajaritos Domicilio

Conocido SN Pajaritos, Coatzacoalcos, Veracruz, Mexico”.

ARTICLE III

Except as amended by the terms of this Amendment N°3, the Sale Contract Addendum N°12, as amended, the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6, N°7 and N°8 remain unmodified and in full force and effect.

2.

          Office Chérifien des Phosphates

AMENDMENT N°3 BETWEEN OCP. RHODIA FM AND INNOPHOS FM

TO THE SALE CONTRACT ADDENDUM N°12

DATED SEPTEMBER 24TH, 2003

ARTICLE IV

All capitalized terms used in this Amendment N°3, and not otherwise defined herein, shall have the meanings set forth in the Sale Contract N°12, the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Addendum N°1), N°5, N°6, N°7 and N°8.

IN WITNESS WHEREOF, OCP, RHODIA FM and INNOPHOS FM have caused this Amendment N°3 to the Sale Contract Addendum N°12 to be executed in triplicate originals as of the 13th day of August 2004.

RHODIA FOSFATADOS DE MEXICO S.A. DE C.V.

By:	/s/ Jose Ramon Gonzalez de Salceda y Urbina
Name:	Jose Ramon Gonzalez de Salceda y Urbina
Title:	Director General

INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE CV.

By:	/s/ Jose Ramon Gonzalez de Salceda y Urbina
Name:	Jose Ramon Gonzalez de Salceda y Urbina
Title:	Director General

OFFICE CHERIFIEN DES PHOSPHATES

By:	/s/ Mourad Cherif
Name:	Mourad CHERIF
Title:	Director General

3.

Office Chérifien des Phosphates

SALE CONTRACT ADDENDUM N°14

BETWEEN OCP AND INNOPHOS FM

DATED FEBRUARY 16TH, 2005

Period of delivery: from January 1st to December 31st, 2005.

Office Chérifien des Phosphates	SALE CONTRACT ADDENDUM N°14
BETWEEN OCP AND INNOPHOS FM
DATED FEBRUARY 16TH, 2005

SALE CONTRACT ADDENDUM N°14

This Sale Contract Addendum N°14 entered into as of the 1st day of January, 2005 by and between:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

Acting for its account and on behalf of its affiliate

PHOSPHATES DE BOUCRAA SA (PHOSBOUCRAA)

2, Rue Al Abtal - Hay Erraha

Casablanca - MOROCCO

represented by its Director General

Mr. Mourad CHERIF

on the one part,

and:

INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE CV. (INNOPHOS FM)

Domicilio Conocido S/N Complejo Industrial

Pajaritos Carretera a Villahermosa KM.5

Coatzacoalcos;

Veracruz. C.P. 96380

MEXICO.

represented by its Director General

Mr. Jose Ramon Gonzalez de Salceda y Urbina

on the other part.

WITNESSETH

WHEREAS, OCP and INNOPHOS FM are parties to that certain Agreement effective as of September 10th, 1992, and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5, N°6, N°7, N°8 and N°9, for sale and purchase of (****) (“Agreement”); and,

WHEREAS, Article III of the Agreement provides that the parties will execute a Sale Contract Addendum with respect to the fourteenth Contract Year of the Agreement.

WHEREAS, the parties have agreed that the terms and conditions of the Sale Contract Addendum for the fourteenth Contract Year of the term of the Agreement shall be as hereinafter set forth,

Office Chérifien des Phosphates

SALE CONTRACT ADDENDUM N°14

BETWEEN OCP AND INNOPHOS FM

DATED FEBRUARY 16TH, 2005

NOW, THEREFORE, OCP and INNOPHOS FM agree as follows:

1. PRODUCTS

The phosphate rock to be sold and delivered to INNOPHOS FM shall (****)

2. PERIOD OF DELIVERY

From January 1st, 2005 to December 31st, 2005, bill of lading dates.

3. QUANTITIES

The quantities of phosphate rock to be supplied during the fourteenth Contract Year shall be:

•	(****)
•	(****)

(****)

2.

Office Chérifien des Phosphates

SALE CONTRACT ADDENDUM N°14

BETWEEN OCP AND INNOPHOS FM

DATED FEBRUARY 16TH, 2005

4. LOADING PORTS

•	Casablanca or Jorf Lasfar (Morocco) for (****).

•	Laâyoune (Morocco) for (****).

5. DISCHARGING PORT

Coatzacoalcos, Veracruz, Mexico.

6. PRICES

The prices of phosphate rock will be:

•	(****)

•	(****)

•	(****)

7. PRICE ADJUSTMENTS

During the fourteenth Contract Year, the above prices shall be adjusted according to final results of analysis of dry basis BPL contents in accordance with Articles 4 and 7 of General Conditions Governing (****) annexed to the Agreement as Appendix 2 and to the Addendum N°9 to the Agreement as Appendix 3, on a rise/fall basis of:

•	(****) per metric ton per unit (proportionately for fraction of dry basis BPL content above or below (****).

•	(****) per metric ton per unit (proportionately for fraction of dry basis BPL content above or below (****).

8. PAYMENT

Notwithstanding provisions of Article 6/B of the General Conditions Governing (****) annexed to the Agreement as Appendix 2 and to the Addendum N°9 to the Agreement as Appendix 3, payment of OCP’s and PHOSBOUCRAA’s commercial invoices is to be made in US Dollars by way of telegraphic bank transfer through BANQUE MAROCAINE DU COMMERCE EXTERIEUR, 3, Rue Boudreau 75009 Paris (FRANCE) at 30 (THIRTY) days from bill of lading dates.

3.

Office Chérifien des Phosphates

SALE CONTRACT ADDENDUM N°14

BETWEEN OCP AMP INNOPHOS FM

DATED FEBRUARY 16TH, 2005

In case of delay, for whatever reason, any amount remaining to be paid is to be increased by an interest to be calculated as from the 31st day following the bill of lading date according to the terms of Article 6/B of governing General Conditions.

Any bank charges other than those of the above bank shall be borne by INNOPHOS FM.

Other terms of paragraph 6/B of governing General Conditions remain valid.

9. INVOICING

The moisture of 1 (ONE) % will be deducted from the bill of lading weight, and adjustments will be made according to final results of analysis for each cargo as reached in pursuance of Article 4 of the General Conditions Governing (****) annexed to the Agreement as Appendix 2 and to the Addendum N°9 to the Agreement as Appendix 3.

10. LOADING CONDITIONS

• Loading turn	:	12 hours.
• Loading time	:	3 days SHINC for the cargoes between 40,000 and 50,000 metric tons.
• Other conditions	:	as per Chartering Conditions on Shipment annexed to the Agreement as Appendix 2 and to the Addendum N°9 to the Agreement as Appendix 3.

11. LOADING AND TRIMMING AT CASABLANCA PORT

Notwithstanding provisions of the first paragraph of the Article 5/C of General Conditions Governing (****) annexed to the Agreement as Appendix 2, OCP shall undertake to load phosphate rock on board INNOPHOS FM’s vessels. Loading of the cargo at Casablanca port is accomplished by using the retractable loading spout at a vertical position, inside the section of hold opening (any special trimming and leveling, if required, shall be borne by the ship-owner).

4.

Office Chérifien des Phosphates

SALE CONTRACT ADDENDUM N°14

BETWEEN OCP AND INNOPHOS FM

DATED FEBRUARY 16TH, 2005

12. AGENCY FEES FOR LOADING BULK PRODUCT

Notwithstanding provisions of Article B of Chartering Conditions on Shipment annexed to the Agreement as Appendix 2 and to the Addendum N°9 to the Agreement as Appendix 3, the Agency Fees, which will be in force and applied by Moroccan authorities for vessels loading phosphate rock at Moroccan ports, are as follows:

SHIPS INTAKE	MOROCCAN DIRHAMS
From 0 to 1,000 metric tons	(	****)
From 1,001 to 3,000 metric tons	(	****)
From 3,001 to 4,000 metric tons	(	****)
From 4,001 to 5,000 metric tons	(	****)
From 5,001 to 7,500 metric tons	(	****)
From 7,501 to 10,000 metric tons	(	****)
From 10,001 to 12,500 metric tons	(	****)
From 12,501 to 15,000 metric tons	(	****)
From 15,001 to 17,500 metric tons	(	****)
From 17,501 to 20,000 metric tons	(	****)
From 20,001 to 25,000 metric tons	(	****)
From 25,001 to 30,000 metric tons	(	****)
From 30,001 to 35,000 metric tons	(	****)
From 35,001 to 40,000 metric tons	(	****)
Above 40,000 metric tons and per 2.000 metric tons or fraction	(	****)

13.	Except as amended by the terms of this Sale Contract Addendum N°14, the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5; N°6, N°7, N°8 and N°9 remain unmodified and in full force and effect.

14.	All capitalized terms used in this Sale Contract Addendum N°14, and not otherwise defined herein, shall have the meanings set forth in the Agreement and its Addenda N°1, N°2, N°3, N°4 (and its Amendment N°1), N°5, N°6, N°7, N°8 and N°9.

IN WITNESS WHEREOF, OCP and INNOPHOS FM have caused this Sale Contract Addendum N°14 to be executed as of the 1st day of January 2005.

MADE OUT IN DUPLICATE ORIGINALS ON FEBRUARY 16TH, 2005.

INNOPHOS FOSFATADOS DE MEXICO, S DE R.L. DE CV		OFFICE CHERIFIEN DES PHOSPHATES

BY:	Jose Ramon Gonzalez de Salceda y Urbina	BY:	Mourad CHERIF

	/s/ Jose Ramon Gonzalez de Salceda y Urbina		/s/ Mourad Cherif
	DIRECTOR GENERAL		DIRECTOR GENERAL

5.